                        [J.P. MORGAN CHASE & CO. LOGO]



                       PRESS RELEASE FINANCIAL SUPPLEMENT



                               THIRD QUARTER 2001

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
TABLE OF CONTENTS




                                                                           PAGE
JPMORGAN CHASE CONSOLIDATED
---------------------------
Statement of Income  - Reported Basis                                        3
Lines of Business Financial Highlights Summary                               4
Statement of Income  - Operating Basis Excluding JPMorgan Partners           5
Statement of Income  - Operating Basis                                       6
Reconciliation from Reported to Operating Basis                              7

SEGMENT DETAIL
--------------
INVESTMENT BANK                                                              8

INVESTMENT MANAGEMENT & PRIVATE BANKING                                      9

TREASURY & SECURITIES SERVICES                                              10

JPMORGAN PARTNERS                                                           11
Investment Portfolio - Private and Public Securities                        12

RETAIL & MIDDLE MARKET FINANCIAL SERVICES                                   13

SUPPLEMENTAL DETAIL
-------------------
Noninterest Revenue and Noninterest Expense Detail                          14
Consolidated Balance Sheet                                                  15
Condensed Average Balance Sheet and Annualized Yields                       16
Credit-Related Information                                                 17-18
Capital                                                                     19

GLOSSARY OF TERMS                                                           20
-----------------

================================================================================
On December 31, 2000, J.P. Morgan & Co. Incorporated ("J.P. Morgan") merged with and into The Chase Manhattan Corporation ("Chase"). Upon consummation of the merger, Chase changed its name to J.P. Morgan Chase & Co. ("JPMorgan Chase" or "the Firm"). The merger was accounted for as a pooling of interests and, accordingly, the information included in this document reflects the combined results of Chase and J.P. Morgan as if the merger had been in effect for all periods presented. In addition, certain amounts have been reclassified to conform to the current presentation.
================================================================================

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
STATEMENT OF INCOME - REPORTED BASIS
(IN MILLIONS, EXCEPT PER SHARE AND RATIO DATA)







                                                   3QTR           2QTR           1QTR           4QTR           3QTR
                                                   2001           2001           2001           2000           2000
                                                 --------       --------       --------       --------       --------
REVENUE
-------
Investment Banking Fees                          $    811       $    929       $    941       $  1,051       $  1,013
Trading Revenue                                     1,301          1,261          2,001          1,142          1,455
Fees and Commissions                                2,331          2,388          2,065          2,387          2,427
Private Equity - Realized Gains (Losses)              204            (46)           412            373            656
Private Equity - Unrealized Gains (Losses)           (311)          (783)          (285)          (471)          (676)
Securities Gains                                      142             67            455            118             90
Other Revenue                                         212            274            246          1,482            415
                                                 --------       --------       --------       --------       --------
TOTAL NONINTEREST REVENUE                           4,690          4,090          5,835          6,082          5,380

Interest Income                                     7,709          8,469          9,180          9,922          9,423
Interest Expense                                    5,050          5,688          6,762          7,461          7,080
                                                 --------       --------       --------       --------       --------
NET INTEREST INCOME                                 2,659          2,781          2,418          2,461          2,343
                                                 --------       --------       --------       --------       --------
Revenue before Provision for Loan Losses            7,349          6,871          8,253          8,543          7,723
Provision for Loan Losses                             745            525            447            409            298
                                                 --------       --------       --------       --------       --------
  TOTAL NET REVENUE                                 6,604          6,346          7,806          8,134          7,425
                                                 --------       --------       --------       --------       --------
EXPENSE
-------
Compensation Expense                                2,883          3,052          3,357          3,310          3,135
Occupancy Expense                                     339            327            348            351            338
Technology and Communications                         663            674            654            668            632
Merger and Restructuring Costs                        876            478            328          1,302             79
Other Expense                                         992          1,047          1,062          1,227          1,011
Amortization of Intangibles                           182            183            177            186            157
                                                 --------       --------       --------       --------       --------
  TOTAL EXPENSE                                     5,935          5,761          5,926          7,044          5,352
                                                 --------       --------       --------       --------       --------
Income before Tax Expense                             669            585          1,880          1,090          2,073
Income Tax Expense                                    220            207            656            382            675
                                                 --------       --------       --------       --------       --------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGE             449            378          1,224            708          1,398
Net Effect of Change in Accounting Principle           --             --            (25)            --             --
                                                 --------       --------       --------       --------       --------
NET INCOME                                       $    449       $    378       $  1,199       $    708       $  1,398
                                                 ========       ========       ========       ========       ========

NET INCOME PER SHARE
--------------------
Basic                                            $   0.22       $   0.18       $   0.60       $   0.36       $   0.73
Diluted                                              0.22           0.18           0.58           0.34           0.69

PERFORMANCE RATIOS
------------------
Return on Average Assets                             0.24 %         0.21 %         0.67 %         0.40 %         0.81 %
Return on Average Common Equity                       4.2            3.5           11.6            6.8           14.6

FULL-TIME EQUIVALENT EMPLOYEES (a)                 96,633         97,224         98,518         99,757         99,189


                                                 ------------------------------                             -----------------

                                                          3QTR 2001                                             YTD 2001
                                                         OVER (UNDER)                  YEAR TO DATE           OVER (UNDER)
                                                   -----------------------       -----------------------      ------------
                                                    2Q 2001        3Q 2000         2001           2000            2000
                                                   --------       --------       --------       --------      ------------
REVENUE
-------
Investment Banking Fees                                 (13) %         (20) %    $  2,681       $  3,311             (19) %
Trading Revenue                                           3            (11)         4,563          5,156             (12)
Fees and Commissions                                     (2)            (4)         6,784          6,842              (1)
Private Equity - Realized Gains (Losses)                  NM           (69)           570          1,678             (66)
Private Equity - Unrealized Gains (Losses)               60             54         (1,379)          (565)              NM
Securities Gains                                        112             58            664            111               NM
Other Revenue                                           (23)           (49)           732            807              (9)
                                                                                 --------       --------
TOTAL NONINTEREST REVENUE                                15            (13)        14,615         17,340             (16)

Interest Income                                          (9)           (18)        25,358         26,721              (5)
Interest Expense                                        (11)           (29)        17,500         19,670             (11)
                                                                                 --------       --------
NET INTEREST INCOME                                      (4)            13          7,858          7,051              11
                                                                                 --------       --------
Revenue before Provision for Loan Losses                  7             (5)        22,473         24,391              (8)
Provision for Loan Losses                                42            150          1,717            968              77
                                                                                 --------       --------
  TOTAL NET REVENUE                                       4            (11)        20,756         23,423             (11)
                                                                                 --------       --------
EXPENSE
-------
Compensation Expense                                     (6)            (8)         9,292          9,438              (2)
Occupancy Expense                                         4             --          1,014            943               8
Technology and Communications                            (2)             5          1,991          1,786              11
Merger and Restructuring Costs                           83              NM         1,682            129               NM
Other Expense                                            (5)            (2)         3,101          3,142              (1)
Amortization of Intangibles                              (1)            16            542            342              58
                                                                                 --------       --------
  TOTAL EXPENSE                                           3             11         17,622         15,780              12
                                                                                 --------       --------
Income before Tax Expense                                14            (68)         3,134          7,643             (59)
Income Tax Expense                                        6            (67)         1,083          2,624             (59)
                                                                                 --------       --------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGE                19            (68)         2,051          5,019             (59)
Net Effect of Change in Accounting Principle              NM             NM           (25)            --               NM
                                                                                 --------       --------
NET INCOME                                               19            (68)      $  2,026       $  5,019             (60)
                                                                                 ========       ========

NET INCOME PER SHARE
--------------------
Basic                                                    22            (70)      $   1.00       $   2.64             (62)
Diluted                                                  22            (68)          0.97           2.53             (62)

PERFORMANCE RATIOS
------------------
Return on Average Assets                                  3  bp        (57) bp       0.37 %         1.00 %           (63) bp
Return on Average Common Equity                          70         (1,040)           6.4           19.0          (1,260)
                                                                                                            -----------------
FULL-TIME EQUIVALENT EMPLOYEES (a)                       (1) %          (3) %
                                                 ------------------------------


(a) Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY
(IN MILLIONS, EXCEPT PER SHARE AND RATIO DATA)







                                                    3QTR           2QTR           1QTR           4QTR           3QTR
                                                    2001           2001           2001           2000           2000
                                                  --------       --------       --------       --------       --------
OPERATING REVENUE
-----------------
Investment Bank                                   $  3,601       $  3,769       $  4,424       $  3,706       $  3,881
Investment Management & Private Banking                733            793            811            910            890
Retail & Middle Market Financial Services            2,782          2,675          2,581          2,595          2,623
Treasury & Securities Services                         917            911            905            914            889
Corporate/Support Units                               (235)          (112)          (287)          (414)          (297)
                                                  --------       --------       --------       --------       --------
      OPERATING REVENUES EXCLUDING JPMP              7,798          8,036          8,434          7,711          7,986
JPMorgan Partners                                     (179)          (892)            60           (136)           (73)
                                                  --------       --------       --------       --------       --------
      OPERATING REVENUES (b)                      $  7,619       $  7,144       $  8,494       $  7,575       $  7,913
                                                  ========       ========       ========       ========       ========


EARNINGS
--------
Investment Bank                                   $    710       $    789       $  1,047       $    491       $    855
Investment Management & Private Banking                118            120            102            139            157
Retail & Middle Market Financial Services              439            451            449            459            519
Treasury & Securities Services                         184            169            177            186            186
Corporate/Support Units                                (78)           (34)          (145)          (189)           (23)
                                                  --------       --------       --------       --------       --------
      CASH OPERATING EARNINGS EXCLUDING JPMP         1,373          1,495          1,630          1,086          1,694
JPMorgan Partners                                     (155)          (622)           (17)          (137)          (118)
                                                  --------       --------       --------       --------       --------
      CASH OPERATING EARNINGS (b)                    1,218            873          1,613            949          1,576
Amortization of Intangibles                            182            183            177            186            157
                                                  --------       --------       --------       --------       --------
      OPERATING EARNINGS (b)                         1,036            690          1,436            763          1,419
Restructuring/Merger Expenses & Special Items         (587)          (312)          (237)           (55)           (21)
                                                  --------       --------       --------       --------       --------
      NET INCOME (b)                              $    449       $    378       $  1,199       $    708       $  1,398
                                                  ========       ========       ========       ========       ========


EARNINGS PER SHARE - DILUTED
----------------------------
CASH OPERATING EARNINGS EXCLUDING JPMP            $   0.67       $   0.73       $   0.79       $   0.53       $   0.84
Impact of JPMP                                       (0.07)         (0.31)         (0.01)         (0.07)         (0.06)
                                                  --------       --------       --------       --------       --------
CASH OPERATING EARNINGS (b)                           0.60           0.42           0.78           0.46           0.78
Impact of Intangibles                                (0.09)         (0.09)         (0.08)         (0.09)         (0.08)
                                                  --------       --------       --------       --------       --------
OPERATING EARNINGS (b)                                0.51           0.33           0.70           0.37           0.70
Restructuring/Merger Expenses & Special Items        (0.29)         (0.15)         (0.12)         (0.03)         (0.01)
                                                  --------       --------       --------       --------       --------
NET INCOME (b)                                    $   0.22       $   0.18       $   0.58       $   0.34       $   0.69
                                                  ========       ========       ========       ========       ========


CASH OPERATING RETURN ON COMMON EQUITY
--------------------------------------
Investment Bank                                       15.1 %         16.5 %         21.0 %          9.2 %         17.2 %
Investment Management & Private Banking                7.7            7.8            6.4            8.3           11.5
Retail & Middle Market Financial Services             19.8           21.1           21.9           21.6           24.6
Treasury & Securities Services                        25.1           22.4           25.0           25.6           26.3
CASH OPERATING RETURN ON COMMON EQUITY (b)            11.5            8.2           15.6            9.1           16.5

OPERATING RETURN ON COMMON EQUITY (b)                  9.8            6.5           13.9            7.3           14.9


                                                  ----------------------------------------------

                                                                     3QTR 2001
                                                                   OVER (UNDER)
                                                    ----------------------------------------            YEAR TO DATE
                                                                                  PROFORMA        -----------------------
                                                     2Q 2001        3Q 2000      3Q 2000 (a)        2001           2000
                                                    --------       --------      -----------      --------       --------
OPERATING REVENUE
-----------------
Investment Bank                                           (4) %          (7) %         (10) %     $ 11,794       $ 12,251
Investment Management & Private Banking                   (8)           (18)           (23)          2,337          2,453
Retail & Middle Market Financial Services                  4              6                          8,038          7,595
Treasury & Securities Services                             1              3                          2,733          2,650
Corporate/Support Units                                   NM             NM                           (634)          (656)
                                                                                                  --------       --------
      OPERATING REVENUES EXCLUDING JPMP                   (3)            (2)            (4)         24,268         24,293
JPMorgan Partners                                         80             NM                         (1,011)           925
                                                                                                  --------       --------
      OPERATING REVENUES (b)                               7             (4)            (6)       $ 23,257       $ 25,218
                                                                                                  ========       ========


EARNINGS
--------
Investment Bank                                          (10)           (17)           (19)       $  2,546       $  2,972
Investment Management & Private Banking                   (2)           (25)           (29)            340            429
Retail & Middle Market Financial Services                 (3)           (15)                         1,339          1,336
Treasury & Securities Services                             9             (1)                           530            518
Corporate/Support Units                                   NM             NM                           (257)          (155)
                                                                                                  --------       --------
      CASH OPERATING EARNINGS EXCLUDING JPMP              (8)           (19)           (20)          4,498          5,100
JPMorgan Partners                                         75            (31)                          (794)           406
                                                                                                  --------       --------
      CASH OPERATING EARNINGS (b)                         40            (23)           (23)          3,704          5,506
Amortization of Intangibles                               (1)            16                            542            342
                                                                                                  --------       --------
      OPERATING EARNINGS (b)                              50            (27)           (26)          3,162          5,164
Restructuring/Merger Expenses & Special Items             88             NM                         (1,136)          (145)
                                                                                                  --------       --------
      NET INCOME (b)                                      19            (68)           (68)       $  2,026       $  5,019
                                                                                                  ========       ========


EARNINGS PER SHARE - DILUTED
----------------------------
CASH OPERATING EARNINGS EXCLUDING JPMP                    (8)           (20)                      $   2.19       $   2.58
Impact of JPMP                                           (77)            17                          (0.39)          0.20
                                                                                                  --------       --------
CASH OPERATING EARNINGS (b)                               43            (23)                          1.80           2.78
Impact of Intangibles                                     --             13                          (0.27)         (0.18)
                                                                                                  --------       --------
OPERATING EARNINGS (b)                                    55            (27)                          1.53           2.60
Restructuring/Merger Expenses & Special Items             93             NM                          (0.56)         (0.07)
                                                                                                  --------       --------
NET INCOME (b)                                            22            (68)                      $   0.97       $   2.53
                                                                                                  ========       ========


CASH OPERATING RETURN ON COMMON EQUITY
--------------------------------------
Investment Bank                                         (140) bp       (210) bp       (180) bp        17.6 %         21.9 %
Investment Management & Private Banking                  (10)          (380)          (220)            7.3           15.9
Retail & Middle Market Financial Services               (130)          (480)                          20.9           20.4
Treasury & Securities Services                           270           (120)                          24.1           24.2
CASH OPERATING RETURN ON COMMON EQUITY (b)               330           (500)                          11.8           20.9

OPERATING RETURN ON COMMON EQUITY (b)                    330           (510)                          10.0           19.6
                                                  ----------------------------------------------

                                                  -------------------------------

                                                             YTD 2001
                                                           OVER (UNDER)
                                                    -----------------------
                                                                   PROFORMA
                                                      2000         2000 (a)
                                                    --------       --------
OPERATING REVENUE
-----------------
Investment Bank                                           (4) %          (9) %
Investment Management & Private Banking                   (5)           (20)
Retail & Middle Market Financial Services                  6
Treasury & Securities Services                             3
Corporate/Support Units                                   NM

      OPERATING REVENUES EXCLUDING JPMP                   --             (5)
JPMorgan Partners                                         NM

      OPERATING REVENUES (b)                              (8)           (12)



EARNINGS
--------
Investment Bank                                          (14)           (18)
Investment Management & Private Banking                  (21)           (35)
Retail & Middle Market Financial Services                 --
Treasury & Securities Services                             2
Corporate/Support Units                                   NM

      CASH OPERATING EARNINGS EXCLUDING JPMP             (12)           (15)
JPMorgan Partners                                         NM

      CASH OPERATING EARNINGS (b)                        (33)           (35)
Amortization of Intangibles                               58

      OPERATING EARNINGS (b)                             (39)           (39)
Restructuring/Merger Expenses & Special Items             NM

      NET INCOME (b)                                     (60)           (60)



EARNINGS PER SHARE - DILUTED
----------------------------
CASH OPERATING EARNINGS EXCLUDING JPMP                   (15)
Impact of JPMP                                            NM

CASH OPERATING EARNINGS (b)                              (35)
Impact of Intangibles                                     50

OPERATING EARNINGS (b)                                   (41)
Restructuring/Merger Expenses & Special Items             NM

NET INCOME (b)                                           (62)



CASH OPERATING RETURN ON COMMON EQUITY
--------------------------------------
Investment Bank                                         (430) bp       (320) bp
Investment Management & Private Banking                 (860)          (340)
Retail & Middle Market Financial Services                 50
Treasury & Securities Services                           (10)
CASH OPERATING RETURN ON COMMON EQUITY (b)              (910)

OPERATING RETURN ON COMMON EQUITY (b)                   (960)
                                                  -------------------------------

(a) Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000.

(b) Represents consolidated JPMorgan Chase.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
STATEMENT OF INCOME - OPERATING BASIS EXCLUDING JPMORGAN PARTNERS
(IN MILLIONS, EXCEPT PER SHARE AND RATIO DATA)







                                                          3QTR           2QTR           1QTR           4QTR           3QTR
                                                          2001           2001           2001           2000           2000
                                                        --------       --------       --------       --------       --------
OPERATING REVENUE
-----------------
Investment Banking Fees                                 $    812       $    928       $    942       $  1,051       $  1,011
Trading-Related Revenue (Including Trading NII)            1,614          1,594          2,167          1,414          1,634
Fees and Commissions                                       2,222          2,330          2,004          2,294          2,287
Private Equity - Realized Gains (Losses)                       1             14             --              1              4
Private Equity - Unrealized Gains (Losses)                    (5)           (17)            (5)            (6)            (4)
Securities Gains                                             142             67            455            118             90
Other Revenue                                                200            280            250            236            353
Net Interest Income                                        2,812          2,840          2,621          2,603          2,611
                                                        --------       --------       --------       --------       --------
     TOTAL OPERATING REVENUE                               7,798          8,036          8,434         7,711          7,986
                                                        ========       ========       ========       ========       ========

OPERATING EXPENSE
-----------------
Compensation Expense                                       2,850          3,019          3,315         3,282          3,090
Noncompensation Expense (Excluding Intangibles)            1,962          2,011          2,013         2,194          1,911
                                                        --------       --------       --------       --------       --------
     TOTAL CASH EXPENSE                                    4,812          5,030          5,328         5,476          5,001

Credit Costs                                               1,015            798            688           667            534
                                                        --------       --------       --------       --------       --------
Cash Operating Income before Taxes                         1,971          2,208          2,418         1,568          2,451
Income Taxes                                                 598            713            788           482            757
                                                        --------       --------       --------       --------       --------
CASH OPERATING INCOME                                      1,373          1,495          1,630         1,086          1,694
Less: Amortization of Intangibles                            177            178            171           181            152
                                                        --------       --------       --------       --------       --------
OPERATING INCOME                                        $  1,196       $  1,317       $  1,459       $    905       $  1,542
                                                        ========       ========       ========       ========       ========

OPERATING BASIS
---------------
Diluted Earnings per Share                              $   0.59       $   0.64       $   0.71       $   0.44       $   0.77

CASH OPERATING BASIS
--------------------
Diluted Earnings per Share                              $   0.67       $   0.73       $   0.79       $   0.53       $   0.84
Compensation Expense as a % of Operating Revenue              37 %           38 %           39 %           43 %           39 %
Noncompensation Expense as a % of Operating Revenue           25             25             24             28             24


                                                        --------------------------------------------

                                                                          3QTR 2001
                                                                        OVER (UNDER)
                                                          ----------------------------------------            YEAR TO DATE
                                                                                         PROFORMA       -----------------------
                                                           2Q 2001        3Q 2000      3Q 2000 (a)        2001           2000
                                                          --------       --------      -----------      --------       --------
OPERATING REVENUE
-----------------
Investment Banking Fees                                        (13) %         (20) %         (22) %     $  2,682       $  3,305
Trading-Related Revenue (Including Trading NII)                  1             (1)            (2)          5,375          5,741
Fees and Commissions                                            (5)            (3)            (7)          6,556          6,495
Private Equity - Realized Gains (Losses)                       (93)           (75)           (75)             15              9
Private Equity - Unrealized Gains (Losses)                      71            (25)           (25)            (27)            23
Securities Gains                                               112             58             56             664            111
Other Revenue                                                  (29)           (43)           (45)            730            885
Net Interest Income                                             (1)             8              7           8,273          7,724
                                                                                                        --------       --------
     TOTAL OPERATING REVENUE                                    (3)            (2)            (4)         24,268         24,293
                                                                                                        ========       ========

OPERATING EXPENSE
-----------------
Compensation Expense                                            (6)            (8)           (10)          9,184          9,302
Noncompensation Expense (Excluding Intangibles)                 (2)             3             --           5,986          5,691
                                                                                                        --------       --------
     TOTAL CASH EXPENSE                                         (4)            (4)            (7)         15,170         14,993

Credit Costs                                                    27             90             89           2,501          1,700
                                                                                                        --------       --------
Cash Operating Income before Taxes                             (11)           (20)           (20)          6,597          7,600
Income Taxes                                                   (16)           (21)           (20)          2,099          2,500
                                                                                                        --------       --------
CASH OPERATING INCOME                                           (8)           (19)           (20)          4,498          5,100
Less: Amortization of Intangibles                               (1)            16             (3)            526            332
                                                                                                        --------       --------
OPERATING INCOME                                                (9)           (22)           (22)       $  3,972       $  4,768
                                                                                                        ========       ========

OPERATING BASIS
---------------
Diluted Earnings per Share                                      (8)           (23)           (23)       $   1.94       $   2.41

CASH OPERATING BASIS
--------------------
Diluted Earnings per Share                                      (8)           (20)           (21)       $   2.19       $   2.58
Compensation Expense as a % of Operating Revenue              (100) bp       (200) bp       (200) bp          38 %           38 %
Noncompensation Expense as a % of Operating Revenue             --            100            100              25             23
                                                        --------------------------------------------

                                                        -------------------------------

                                                                  YTD 2001
                                                                OVER (UNDER)
                                                          -----------------------
                                                                         PROFORMA
                                                            2000         2000 (a)
                                                          --------       --------
OPERATING REVENUE
-----------------
Investment Banking Fees                                        (19) %         (22) %
Trading-Related Revenue (Including Trading NII)                 (6)            (8)
Fees and Commissions                                             1            (10)
Private Equity - Realized Gains (Losses)                        67             67
Private Equity - Unrealized Gains (Losses)                       NM             NM
Securities Gains                                                 NM             NM
Other Revenue                                                  (18)           (28)
Net Interest Income                                              7              6

     TOTAL OPERATING REVENUE                                    --             (5)


OPERATING EXPENSE
-----------------
Compensation Expense                                            (1)            (8)
Noncompensation Expense (Excluding Intangibles)                  5             --

     TOTAL CASH EXPENSE                                          1             (5)

Credit Costs                                                    47             46

Cash Operating Income before Taxes                             (13)           (16)
Income Taxes                                                   (16)           (16)

CASH OPERATING INCOME                                          (12)           (15)
Less: Amortization of Intangibles                               58             (3)

OPERATING INCOME                                               (17)           (17)


OPERATING BASIS
---------------
Diluted Earnings per Share                                     (20)           (20)

CASH OPERATING BASIS
--------------------
Diluted Earnings per Share                                     (15)           (18)
Compensation Expense as a % of Operating Revenue                --  bp       (100) bp
Noncompensation Expense as a % of Operating Revenue            200            200
                                                        -------------------------------


(a) Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
STATEMENT OF INCOME - OPERATING BASIS
(IN MILLIONS, EXCEPT PER SHARE AND RATIO DATA)






                                                         3QTR          2QTR          1QTR          4QTR          3QTR
                                                         2001          2001          2001          2000          2000
                                                       --------      --------      --------      --------      --------
OPERATING REVENUE
Investment Banking Fees                                $    811      $    929      $    941      $  1,051      $  1,013
Trading-Related Revenue (Including Trading NII)           1,614         1,594         2,167         1,414         1,632
Fees and Commissions                                      2,231         2,350         2,016         2,323         2,314
Private Equity - Realized Gains (Losses)                    204           (46)          412           373           656
Private Equity - Unrealized Gains (Losses)                 (311)         (783)         (285)         (471)         (676)
Securities Gains                                            142            67           455           118            90
Other Revenue                                               203           274           251           258           365
Net Interest Income                                       2,725         2,759         2,537         2,509         2,519
                                                       --------      --------      --------      --------      --------
      TOTAL OPERATING REVENUE                             7,619         7,144         8,494         7,575         7,913
                                                       --------      --------      --------      --------      --------

OPERATING EXPENSE
Compensation Expense                                      2,883         3,052         3,357         3,310         3,135
Noncompensation Expense (Excluding Intangibles)           1,994         2,048         2,064         2,246         1,981
                                                       --------      --------      --------      --------      --------
     TOTAL CASH EXPENSE                                   4,877         5,100         5,421         5,556         5,116

Credit Costs                                              1,015           798           688           667           534
                                                       --------      --------      --------      --------      --------
Cash Operating Income before Taxes                        1,727         1,246         2,385         1,352         2,263
Income Taxes                                                509           373           772           403           687
                                                       --------      --------      --------      --------      --------
CASH OPERATING INCOME                                     1,218           873         1,613           949         1,576
Less: Amortization of Intangibles                           182           183           177           186           157
                                                       --------      --------      --------      --------      --------
OPERATING INCOME                                       $  1,036      $    690      $  1,436      $    763      $  1,419
                                                       ========      ========      ========      ========      ========

OPERATING BASIS
Diluted Earnings per Share                             $   0.51      $   0.33      $   0.70      $   0.37      $   0.70
Common Dividend Payout Ratio                                 66 %         102 %          48 %          85 %          42 %

CASH OPERATING BASIS
Diluted Earnings per Share                             $   0.60      $   0.42      $   0.78      $   0.46      $   0.78
SVA                                                         (50)         (394)          370          (290)          426
Return on Managed Assets                                   0.64 %        0.47 %        0.87 %        0.52 %        0.89 %
Return on Common Equity                                    11.5           8.2          15.6           9.1          16.5
Overhead Ratio                                               64            71            64            73            65
Compensation Expense as a % of Operating Revenue             38            43            40            44            40
Noncompensation Expense as a % of Operating Revenue          26            29            24            30            25


                                                       ------------------------------------
                                                                    3QTR 2001
                                                                   OVER (UNDER)
                                                       ------------------------------------
                                                                                                      YEAR TO DATE
                                                                                   PROFORMA      ----------------------
                                                       2Q 2001       3Q 2000      3Q 2000(a)       2001          2000
                                                       --------      --------     ----------     --------      --------
OPERATING REVENUE
Investment Banking Fees                                     (13)%         (20)%         (23)%    $  2,681      $  3,311
Trading-Related Revenue (Including Trading NII)               1            (1)           (2)        5,375         5,728
Fees and Commissions                                         (5)           (4)           (7)        6,597         6,556
Private Equity - Realized Gains (Losses)                     NM           (69)          (69)          570         1,678
Private Equity - Unrealized Gains (Losses)                   60            54            54        (1,379)         (565)
Securities Gains                                            112            58            56           664           111
Other Revenue                                               (26)          (44)          (46)          728           890
Net Interest Income                                          (1)            8             8         8,021         7,509
                                                                                                 --------      --------
      TOTAL OPERATING REVENUE                                 7            (4)           (6)       23,257        25,218
                                                                                                 --------      --------

OPERATING EXPENSE
Compensation Expense                                         (6)           (8)          (11)        9,292         9,438
Noncompensation Expense (Excluding Intangibles)              (3)            1            (2)        6,106         5,871
                                                                                                 --------      --------
     TOTAL CASH EXPENSE                                      (4)           (5)           (7)       15,398        15,309

Credit Costs                                                 27            90            89         2,501         1,700
                                                                                                 --------      --------
Cash Operating Income before Taxes                           39           (24)          (24)        5,358         8,209
Income Taxes                                                 36           (26)          (25)        1,654         2,703
                                                                                                 --------      --------
CASH OPERATING INCOME                                        40           (23)          (23)        3,704         5,506
Less: Amortization of Intangibles                            (1)           16            (3)          542           342
                                                                                                 --------      --------
OPERATING INCOME                                             50           (27)          (26)     $  3,162      $  5,164
                                                                                                 ========      ========

OPERATING BASIS
Diluted Earnings per Share                                   55           (27)          (27)     $   1.53      $   2.60
Common Dividend Payout Ratio                             (3,600)bp      2,400 bp                       66 %          34 %

CASH OPERATING BASIS
Diluted Earnings per Share                                   43 %         (23)%         (24)%    $   1.80      $   2.78
SVA                                                          87            NM                         (74)        2,308
Return on Managed Assets                                     17 bp        (25)bp                     0.66 %        1.07 %
Return on Common Equity                                     330          (500)                       11.8          20.9
Overhead Ratio                                             (700)         (100)         (100)bp         66            61
Compensation Expense as a % of Operating Revenue           (500)         (200)         (200)           40            37
Noncompensation Expense as a % of Operating Revenue        (300)          100           100            26            23
                                                       ------------------------------------


                                                       ----------------------
                                                              YTD 2001
                                                            OVER (UNDER)
                                                       ----------------------

                                                                     PROFORMA
                                                         2000        2000 (a)
                                                       --------      --------
OPERATING REVENUE
Investment Banking Fees                                     (19)%         (22)%
Trading-Related Revenue (Including Trading NII)              (6)           (8)
Fees and Commissions                                          1           (11)
Private Equity - Realized Gains (Losses)                    (66)          (66)
Private Equity - Unrealized Gains (Losses)                   NM            NM
Securities Gains                                             NM            NM
Other Revenue                                               (18)          (28)
Net Interest Income                                           7             6

      TOTAL OPERATING REVENUE                                (8)          (12)


OPERATING EXPENSE
Compensation Expense                                         (2)           (9)
Noncompensation Expense (Excluding Intangibles)               4            (1)

     TOTAL CASH EXPENSE                                       1            (6)

Credit Costs                                                 47            46

Cash Operating Income before Taxes                          (35)          (36)
Income Taxes                                                (39)          (39)

CASH OPERATING INCOME                                       (33)          (35)
Less: Amortization of Intangibles                            58            (2)

OPERATING INCOME                                            (39)          (39)


OPERATING BASIS
Diluted Earnings per Share                                  (41)          (41)
Common Dividend Payout Ratio                              3,200bp

CASH OPERATING BASIS
Diluted Earnings per Share                                  (35)%         (38)%
SVA                                                          NM
Return on Managed Assets                                    (41)bp
Return on Common Equity                                    (910)
Overhead Ratio                                              500           400 bp
Compensation Expense as a % of Operating Revenue            300           200
Noncompensation Expense as a % of Operating Revenue         300           300
                                                       ----------------------


(a) Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(IN MILLIONS)



                                                             3QTR         2QTR         1QTR         4QTR         3QTR
                                                             2001         2001         2001         2000         2000
                                                           --------     --------     --------     --------     --------
REVENUE
TRADING REVENUE
      Reported                                             $  1,301     $  1,261     $  2,001     $  1,142     $  1,455
      Add: Trading-Related NII                                  313          333          166          272          177
                                                           --------     --------     --------     --------     --------
      OPERATING                                            $  1,614     $  1,594     $  2,167     $  1,414     $  1,632
                                                           ========     ========     ========     ========     ========
CREDIT CARD REVENUE(a)
      Reported                                             $    548     $    465     $    433     $    460     $    471
      Less: Impact of Securitizations                          (100)         (38)         (49)         (64)        (113)
                                                           --------     --------     --------     --------     --------
      OPERATING                                            $    448     $    427     $    384     $    396     $    358
                                                           ========     ========     ========     ========     ========
OTHER REVENUE
      Reported                                             $    212     $    274     $    246     $  1,482     $    415
      Less: Gain on Sale of Hong Kong Retail Banking(b)          --           --           --         (827)          --
            Gain on Transfer of Euroclear(b)                     --           --           --         (399)          --
            Gain on Sale of Panama Operations(b)                 --           --           --           --          (81)
            Loss on Economic Hedge of Flemings
              Purchase Price(b)                                  --           --           --           --           35
            Credit Card Securitizations                          (9)          --            5            2           (4)
                                                           --------     --------     --------     --------     --------
      OPERATING                                            $    203     $    274     $    251     $    258     $    365
                                                           ========     ========     ========     ========     ========
NET INTEREST INCOME
      Reported                                             $  2,659     $  2,781     $  2,418     $  2,461     $  2,343
      Add: Impact of Credit Card Securitizations                379          311          285          320          353
      Less: Trading-Related NII                                (313)        (333)        (166)        (272)        (177)
                                                           --------     --------     --------     --------     --------
      OPERATING                                            $  2,725     $  2,759     $  2,537     $  2,509     $  2,519
                                                           ========     ========     ========     ========     ========
TOTAL REVENUE
      Reported                                             $  7,349     $  6,871     $  8,253     $  8,543     $  7,723
      Less: Credit Card Securitizations                         270          273          241          258          236
            Special Items (See above)                            --           --           --       (1,226)         (46)
                                                           --------     --------     --------     --------     --------
      TOTAL OPERATING REVENUE                              $  7,619     $  7,144     $  8,494     $  7,575     $  7,913
                                                           ========     ========     ========     ========     ========
EXPENSES
     Reported                                              $  5,935     $  5,761     $  5,926     $  7,044     $  5,352
     Merger and Restructuring Costs                            (876)        (478)        (328)      (1,302)         (79)
                                                           --------     --------     --------     --------     --------
     OPERATING EXPENSES                                       5,059        5,283        5,598        5,742        5,273
     Less: Amortization of Intangibles                         (182)        (183)        (177)        (186)        (157)
                                                           --------     --------     --------     --------     --------
     CASH OPERATING EXPENSES                               $  4,877     $  5,100     $  5,421     $  5,556     $  5,116
                                                           ========     ========     ========     ========     ========
CREDIT COSTS
     Provision for Loan Losses - Reported                  $    745     $    525     $    447     $    409     $    298
     Add: Impact of Credit Card Securitizations                 270          273          241          258          236
                                                           --------     --------     --------     --------     --------
     CREDIT COSTS - OPERATING                              $  1,015     $    798     $    688     $    667     $    534
                                                           ========     ========     ========     ========     ========


                                                           ---------------------                               ------------
                                                                 3QTR 2001                                       YTD 2001
                                                                OVER (UNDER)               YEAR TO DATE        OVER (UNDER)
                                                           ----------------------      ---------------------   ------------
                                                           2Q 2001       3Q 2000         2001         2000         2000
                                                           --------      --------      --------     --------     --------
REVENUE
TRADING REVENUE
      Reported                                                    3 %         (11)%    $  4,563     $  5,156          (12)%
      Add: Trading-Related NII                                   (6)           77           812          572           42
                                                                                       --------     --------
      OPERATING                                                   1            (1)     $  5,375     $  5,728           (6)
                                                                                       ========     ========
CREDIT CARD REVENUE(a)
      Reported                                                   18            16      $  1,446     $  1,311           10
      Less: Impact of Securitizations                           163           (12)         (187)        (286)         (35)
                                                                                       --------     --------
      OPERATING                                                   5            25      $  1,259     $  1,025           23
                                                                                       ========     ========
OTHER REVENUE
      Reported                                                  (23)          (49)     $    732     $    807           (9)
      Less: Gain on Sale of Hong Kong Retail Banking(b)          NM            NM            --           --           NM
            Gain on Transfer of Euroclear(b)                     NM            NM            --           --           NM
            Gain on Sale of Panama Operations(b)                 NM            NM            --          (81)          NM
            Loss on Economic Hedge of Flemings                                               --
              Purchase Price(b)                                  NM            NM            --          176           NM
            Credit Card Securitizations                          NM            NM            (4)         (12)         (67)
                                                                                       --------     --------
      OPERATING                                                 (26)          (44)     $    728     $    890          (18)
                                                                                       ========     ========
NET INTEREST INCOME
      Reported                                                   (4)           13      $  7,858     $  7,051           11
      Add: Impact of Credit Card Securitizations                 22             7           975        1,030           (5)
      Less: Trading-Related NII                                  (6)           77          (812)        (572)          42
                                                                                       --------     --------
      OPERATING                                                  (1)            8      $  8,021     $  7,509            7
                                                                                       ========     ========
TOTAL REVENUE
      Reported                                                    7            (5)     $ 22,473     $ 24,391           (8)
      Less: Credit Card Securitizations                          (1)           14           784          732            7
            Special Items (See above)                            --            NM            --           95           NM
                                                                                       --------     --------
      TOTAL OPERATING REVENUE                                     7            (4)     $ 23,257     $ 25,218           (8)
                                                                                       ========     ========
EXPENSES
     Reported                                                     3            11      $ 17,622     $ 15,780           12
     Merger and Restructuring Costs                              83            NM        (1,682)        (129)          NM
                                                                                       --------     --------
     OPERATING EXPENSES                                          (4)           (4)       15,940       15,651            2
     Less: Amortization of Intangibles                           (1)           16          (542)        (342)          58
                                                                                       --------     --------
     CASH OPERATING EXPENSES                                     (4)           (5)     $ 15,398     $ 15,309            1
                                                                                       ========     ========
CREDIT COSTS
     Provision for Loan Losses - Reported                        42           150      $  1,717     $    968           77
     Add: Impact of Credit Card Securitizations                  (1)           14           784          732            7
                                                                                       --------     --------
     CREDIT COSTS - OPERATING                                    27            90      $  2,501     $  1,700           47
                                                                                       ========     ========
                                                           ---------------------                               ------------


(a)  Included in Fees and Commissions.

(b)  Represents special items.

                                                  [J.P. MORGAN CHASE & CO. LOGO]






                                SEGMENT DETAIL

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(IN MILLIONS, EXCEPT RATIOS)







                                                    3QTR        2QTR        1QTR        4QTR         3QTR
                                                    2001        2001        2001        2000         2000
                                                  --------    --------    --------    --------     --------
OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Including Trading NII)           $  1,523    $  1,626    $  2,127    $  1,337      $ 1,562
Investment Banking Fees                                807         921         939       1,045        1,044
Net Interest Income                                    812         733         713         661          617
Fees and Commissions                                   390         398         468         451          396
All Other Revenue                                       69          91         177         212          262
                                                  --------    --------    --------    --------     --------
      TOTAL OPERATING REVENUE                        3,601       3,769       4,424       3,706        3,881

EXPENSES:
Compensation Costs                                   1,355       1,476       1,731       1,820        1,586
Noncompensation Costs (Excluding Intangibles)          825         867         886         997          902
                                                  --------    --------    --------    --------     --------
     TOTAL CASH EXPENSES                             2,180       2,343       2,617       2,817        2,488
Amortization of Intangibles                             33          37          35          41           30
                                                  --------    --------    --------    --------     --------
     TOTAL OPERATING EXPENSES                        2,213       2,380       2,652       2,858        2,518
                                                  --------    --------    --------    --------     --------
Operating Margin                                     1,388       1,389       1,772         848        1,363
Credit Costs                                           270         169          97         141           10
                                                  --------    --------    --------    --------     --------
Operating Income Before Taxes                        1,118       1,220       1,675         707        1,353
Income Taxes                                           437         464         659         252          524
                                                  --------    --------    --------    --------     --------
OPERATING INCOME                                       681         756       1,016         455          829
Add Back: Amortization of Intangibles                   29          33          31          36           26
                                                  --------    --------    --------    --------     --------
CASH OPERATING INCOME                             $    710    $    789    $  1,047    $    491        $ 855
                                                  ========    ========    ========    ========     ========

Average Common Equity                             $ 18,575    $ 18,943    $ 20,070    $ 20,789     $ 19,538
Average Managed Assets                             514,518     506,790     511,814     487,848      471,430
SVA                                                    142         214         444        (146)         255
Cash Return on Common Equity                          15.1 %      16.5 %      21.0 %       9.2  %      17.2 %
Cash Overhead Ratio                                     61          62          59          76           64
Compensation Expense as a % of Operating Revenue        38          39          39          49           41


TRADING-RELATED REVENUE
Equities                                          $    239    $    429    $    475    $    229     $    432
Fixed Income and Other                               1,284       1,197       1,652       1,108        1,130
                                                  --------    --------    --------    --------     --------
   Total                                          $  1,523    $  1,626    $  2,127    $  1,337     $  1,562
                                                  ========    ========    ========    ========     ========

INVESTMENT BANKING FEES
Advisory                                          $    329    $   303     $    349    $    462     $    448
Underwriting and Other Fees                            478        618          590         583          596
                                                  --------    -------     --------    --------     --------
   Total                                          $    807    $   921     $    939    $  1,045     $  1,044
                                                  ========    =======     ======-=    ========     ========





MARKET SHARE AND RANKINGS: (b)

 Global Announced M&A
 Global Syndicated Loans
 U.S. Equity Proceeds
 U.S. High Grade Bond
 U.S. High Yield Bond


                                                  ----------------------------------                           -------------------

                                                              3QTR 2001                                             YTD 2001
                                                             OVER (UNDER)                                          OVER (UNDER)
                                                  ----------------------------------                           -------------------
                                                                                           YEAR TO DATE
                                                                         PROFORMA      --------------------               PROFORMA
                                                  2Q 2001     3Q 2000    3Q 2000 (a)      2001        2000       2000     2000 (a)
                                                  --------    --------   -----------   --------    --------    --------   --------
OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Including Trading NII)               (6) %      (2) %       (3) %     $  5,276    $  5,484       (4) %     (5) %
Investment Banking Fees                              (12)       (23)        (24)          2,667       3,311      (19)      (23)
Net Interest Income                                   11         32          28           2,258       1,928       17        11
Fees and Commissions                                  (2)        (2)        (12)          1,256       1,102       14       (13)
All Other Revenue                                    (24)       (74)        (75)            337         426      (21)      (37)
                                                                                       --------    --------
      TOTAL OPERATING REVENUE                         (4)        (7)        (10)         11,794      12,251       (4)       (9)

EXPENSES:
Compensation Costs                                    (8)       (15)        (18)          4,562       4,820       (5)      (14)
Noncompensation Costs (Excluding Intangibles)         (5)        (9)        (10)          2,578       2,459        5        (1)
                                                                                       --------    --------
     TOTAL CASH EXPENSES                              (7)       (12)        (15)          7,140       7,279       (2)       (9)
Amortization of Intangibles                          (11)        10         (15)            105          53       98        (7)
                                                                                       --------    --------
     TOTAL OPERATING EXPENSES                         (7)       (12)        (15)          7,245       7,332       (1)       (9)
                                                                                       --------    --------
Operating Margin                                       -          2           1           4,549       4,919       (8)      (10)
Credit Costs                                          60         NM          NM             536         115      366       316
                                                                                       --------    --------
Operating Income Before Taxes                         (8)       (17)        (18)          4,013       4,804      (16)      (18)
Income Taxes                                          (6)       (17)        (17)          1,560       1,873      (17)      (18)
                                                                                       --------    --------
OPERATING INCOME                                     (10)       (18)        (19)          2,453       2,931      (16)      (18)
Add Back: Amortization of Intangibles                (12)        12         (17)             93          41      127        (8)
                                                                                       --------    --------
CASH OPERATING INCOME                                (10)       (17)        (19)       $  2,546    $  2,972      (14)      (18)
                                                                                       ========    ========

Average Common Equity                                 (2) %      (5) %       (8) %     $ 19,191    $ 17,952        7  %     (3) %
Average Managed Assets                                 2          9           8         511,051     465,682       10         7
SVA                                                  (34)       (44)        (43)            800       1,325      (40)      (38)
Cash Return on Common Equity                        (140) bp   (210) bp    (180) bp        17.6 %      21.9 %   (430) bp  (320) bp
Cash Overhead Ratio                                 (100)      (300)       (400)             61          59      200         -
Compensation Expense as a % of Operating Revenue    (100)      (300)       (300)             39          39        -      (200)


TRADING-RELATED REVENUE
Equities                                             (44) %     (45)%       (46) %     $  1,143     $ 1,407      (19) %    (22) %
Fixed Income and Other                                 7         14          13           4,133       4,077        1         1
                                                                                       --------    --------
   Total                                              (6)        (2)         (3)       $  5,276     $ 5,484       (4)       (5)
                                                                                       ========    ========

INVESTMENT BANKING FEES
Advisory                                               9  %     (27)%       (28) %     $    981    $    888       10  %    (32) %
Underwriting and Other Fees                          (23)       (20)        (21)          1,686       2,423      (30)      (17)
                                                                                       --------    --------
   Total                                             (12)       (23)        (24)       $  2,667    $  3,311      (19)      (23)
                                                  ----------------------------------   ========    ========    -------------------


                                                  -----------------------------------------------------------
                                                  Nine Months ended 2001                  Year ended 2000
                                                  ----------------------              -----------------------
MARKET SHARE AND RANKINGS: (b)                    Market Share   Ranking              Market Share   Ranking
                                                  ----------------------              -----------------------
 Global Announced M&A                                 21  %        #5                       18 %        #6
 Global Syndicated Loans                              28           #1                       23          #1
 U.S. Equity Proceeds                                  3           #9                        6          #6
 U.S. High Grade Bond                                 15           #2                       15          #2
 U.S. High Yield Bond                                  9           #6                       10          #5
                                                  -----------------------------------------------------------

(a) Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000.
(b) Derived from Thomson Financial Securities Data. Global announced M&A based on rank value; all others based on proceeds, with full credit to each book manager/equal if joint. 2001 rankings and market share are for nine months ending September 30, 2001. 2000 rankings and market share are for full year ending December 31, 2000.
Note:  Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
INVESTMENT MANAGEMENT & PRIVATE BANKING
FINANCIAL HIGHLIGHTS
(IN MILLIONS, EXCEPT RATIOS)






                                                       3QTR             2QTR           1QTR            4QTR         3QTR

                                                       2001             2001           2001            2000         2000
                                                    ---------        ---------      ----------     ------------   ---------
 OPERATING INCOME STATEMENT
 --------------------------
 REVENUE:
 Fees and Commissions                               $     558        $     593      $     598      $     655      $     610
 Net Interest Income                                      124              130            137            161            159
 Trading Revenue (Including Trading NII)                   11               19             22             32             41
 All Other Revenue                                         40               51             54             62             80
                                                    ---------        ---------      ---------      ---------      ---------
       TOTAL OPERATING REVENUE                            733              793            811            910            890
                                                    ---------        ---------      ---------      ---------      ---------

 EXPENSE:
 Compensation Expense                                     298              340            378            386            383
 Noncompensation Expense (Excluding Intangibles)          276              306            308            339            282
                                                    ---------        ---------      ---------      ---------      ---------
      TOTAL CASH EXPENSE                                  574              646            686            725            665
 Amortization of Intangibles                               76               71             71             71             52
                                                    ---------        ---------      ---------      ---------      ---------
      TOTAL OPERATING EXPENSES                            650              717            757            796            717
                                                    ---------        ---------      ---------      ---------      ---------
 Operating Margin                                          83               76             54            114            173
 Credit Costs                                               6                -              6              6              7
                                                    ---------        ---------      ---------      ---------      ---------
 Operating Income Before Taxes                             77               76             48            108            166
 Income Taxes                                              35               26             16             39             60
                                                    ---------        ---------      ---------      ---------      ---------
 OPERATING INCOME                                          42               50             32             69            106
 Add Back: Amortization of Intangibles                     76               70             70             70             51
                                                    ---------        ---------      ---------      ---------      ---------
 CASH OPERATING INCOME                              $     118             $120           $102      $     139           $157
                                                    =========        =========      =========      =========      =========

Average Common Equity                               $   5,952        $   6,064      $   6,319      $   6,473      $   5,316
Average Managed Assets                                 33,970           33,510         35,240         34,510         33,886
SVA                                                       (65)             (64)           (88)           (60)            (7)
Cash Return on Common Equity                              7.7    %         7.8  %         6.4  %         8.3  %        11.5  %
Cash Overhead Ratio                                        78               81             85             80             75
Compensation Expense as a % of Operating Revenue           41               43             47             42             43


ASSETS UNDER MANAGEMENT (IN BILLIONS)               $     584  (b)   $     611      $     608      $     638      $     652
-----------------------
     Private Banking / (Assets Under Supervision)    137/(302) (b)    144/(316)      146/(320)      152/(342)      155/(351)
     Institutional                                        390  (b)         406            404            424            433
     Retail                                                57  (b)          61             58             62             64

ASSETS UNDER MANAGEMENT                             $     584  (b)   $     611      $     608      $     638      $     652
     Americas                                             423  (b)         433            429            440            440
     Europe & Asia                                        161  (b)         178            179            198            212

ASSETS UNDER MANAGEMENT                             $     584  (b)   $     611      $     608      $     638      $     652
     Fixed Income & Cash                                  314  (b)         308            310            297            279
     Equities & Other                                     270  (b)         303            298            341            373



                                                  --------------------------------------                         -------------------

                                                                3QTR 2001                                            YTD 2001
                                                               OVER (UNDER)                                         OVER (UNDER)
                                                  --------------------------------------                         -------------------
                                                                                              YEAR TO DATE
                                                                              PROFORMA    ---------------------             PROFORMA
                                                    2Q 2001      3Q 2000     3Q 2000 (a)     2001        2000      2000     2000 (a)
                                                  -----------  ------------  -----------  ----------  ---------  --------   --------
 OPERATING INCOME STATEMENT
 --------------------------
 REVENUE:
 Fees and Commissions                                  (6) %         (9) %      (15) %    $ 1,749     $ 1,586       10  %    (11) %
 Net Interest Income                                   (5)          (22)        (23)          391         485      (19)      (21)
 Trading Revenue (Including Trading NII)              (42)          (73)        (73)           52         140      (63)      (63)
 All Other Revenue                                    (22)          (50)        (56)          145         242      (40)      (56)
                                                                                          -------     -------
       TOTAL OPERATING REVENUE                         (8)          (18)        (23)        2,337       2,453       (5)      (20)
                                                                                          -------     -------

 EXPENSE:
 Compensation Expense                                 (12)          (22)        (27)        1,016       1,021        -       (16)
 Noncompensation Expense (Excluding Intangibles)      (10)           (2)         (8)          890         770       16        (2)
                                                                                          -------     -------
      TOTAL CASH EXPENSE                              (11)          (14)        (19)        1,906       1,791        6       (10)
 Amortization of Intangibles                            7            46          46           218          74      195       195
                                                                                          -------     -------
      TOTAL OPERATING EXPENSES                         (9)           (9)        (14)        2,124       1,865       14        (3)
                                                                                          -------     -------
 Operating Margin                                       9           (52)        (56)          213         588      (64)      (71)
 Credit Costs                                          NM           (14)        (14)           12          20      (40)      (40)
                                                                                          -------     -------
 Operating Income Before Taxes                          1           (54)        (58)          201         568      (65)      (72)
 Income Taxes                                          35           (42)        (48)           77         211      (64)      (71)
                                                                                          -------     -------
 OPERATING INCOME                                     (16)          (60)        (64)          124         357      (65)      (73)
 Add Back: Amortization of Intangibles                  9            49          49           216          72      200       200
                                                                                          -------     -------
 CASH OPERATING INCOME                                 (2)          (25)        (29)      $   340     $   429      (21)      (35)
                                                                                          =======     =======

Average Common Equity                                  (2) %         12  %      (10) %    $ 6,110     $ 3,549       72  %     (6) %
Average Managed Assets                                  1             -          (8)       34,235      29,104       18        (4)
SVA                                                    (2)           NM          NM          (217)        104     (309)      234
Cash Return on Common Equity                          (10) bp      (380) bp    (220) bp       7.3  %     15.9 %   (860) bp  (340) bp
Cash Overhead Ratio                                  (300)          300         300            82          73      900     1,000
Compensation Expense as a % of Operating Revenue     (200)         (200)       (200)           43          42      100       200
                                                                                                                 -------------------

ASSETS UNDER MANAGEMENT (IN BILLIONS)                  (4) %        (10) %
-----------------------
     Private Banking / (Assets Under Supervision)  (5)/(4)     (12)/(14)
     Institutional                                     (4)          (10)
     Retail                                            (7)          (11)

ASSETS UNDER MANAGEMENT                                (4)          (10)
     Americas                                          (2)           (4)
     Europe & Asia                                    (10)          (24)

ASSETS UNDER MANAGEMENT                                (4)          (10)
     Fixed Income & Cash                                2            13
     Equities & Other                                 (11)          (28)
                                                  -------------------------------------

(a) Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000.
(b) Estimated
Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(IN MILLIONS, EXCEPT RATIOS)





                                                                3QTR         2QTR         1QTR          4QTR         3QTR
                                                                2001         2001         2001          2000         2000
                                                              ---------    ---------    ---------    ---------    ----------
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions                                          $   511      $   521      $   505      $   495      $   479
Net Interest Income                                               350          341          359          368          362
All Other Revenue                                                  56           49           41           51           48
                                                              --------     -------      -------      -------      -------
      TOTAL OPERATING REVENUE                                     917          911          905          914          889
                                                              --------     -------      -------      -------      -------

EXPENSE:
Compensation Expense                                              287          287          298          256          268
Noncompensation Expense (Excluding Intangibles)                   347          364          333          370          331
                                                              --------     -------      -------      -------      -------
     TOTAL CASH EXPENSE                                           634          651          631          626          599
Amortization of Intangibles                                        20           21           19           18           18
                                                              --------     -------      -------      -------      -------
     TOTAL OPERATING EXPENSES                                     654          672          650          644          617
                                                              --------     -------      -------      -------      -------
Operating Margin                                                  263          239          255          270          272
Credit Costs                                                       1            1            1             1            1
                                                              --------     -------      -------      -------      -------
Operating Income Before Taxes                                     262          238          254          269          271
Income Taxes                                                      96           88           95           100          101
                                                              --------     -------      -------      -------      -------
OPERATING INCOME                                                  166          150          159          169          170
Add Back: Amortization of Intangibles                              18           19           18           17           16
                                                              --------     -------      -------      -------      -------
CASH OPERATING INCOME                                         $   184        $ 169      $   177      $   186      $   186
                                                              ========     =======      =======      =======      =======

Average Common Equity                                         $ 2,888      $ 3,004      $ 2,856      $ 2,871      $ 2,794
Average Managed Assets                                         18,555       18,614       17,199       17,299       16,720
SVA                                                                94           78           92           98          100
Cash Return on Common Equity                                     25.1 %       22.4 %       25.0 %       25.6 %       26.3  %
Cash Overhead Ratio                                                69           71           70           68           67
Compensation Expense as a % of Operating Revenue                   31           32           33           28           30

REVENUE
    Treasury Services Operating Revenue                       $   344      $   335      $   322      $   356      $   323
    Investor Services Operating Revenue                           393          391          400          398          405
    Institutional Trust Services Operating Revenue                174          180          179          156          156
   Other                                                            6            5            4            4            5
                                                              --------     -------      -------      -------      -------
    Total Treasury & Securities Services Operating Revenue    $   917        $ 911      $   905      $   914      $   889
                                                              ========     =======      =======      =======      =======

                                                              ----------------------                               ------------

                                                                   3QTR 2001                                          YTD 2001
                                                                  OVER (UNDER)                YEAR TO DATE          OVER (UNDER)
                                                              ----------------------    -----------------------    ------------
                                                               2Q 2001     3Q 2000         2001         2000          2000
                                                              --------     --------     ---------     ---------    ------------
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions                                             (2) %        7  %      $ 1,537       $ 1,442          7  %
Net Interest Income                                               3          (3)          1,050         1,035          1
All Other Revenue                                                14          17             146           173        (16)
                                                                                        -------       -------
      TOTAL OPERATING REVENUE                                     1           3           2,733         2,650          3
                                                                                        -------       -------

EXPENSE:
Compensation Expense                                             --           7             872           816         7
Noncompensation Expense (Excluding Intangibles)                  (5)          5           1,044         1,030         1
                                                                                        -------       -------
     TOTAL CASH EXPENSE                                          (3)          6           1,916         1,846          4
Amortization of Intangibles                                      (5)         11              60            52         15
                                                                                        -------       -------
     TOTAL OPERATING EXPENSES                                    (3)          6           1,976         1,898          4
                                                                                        -------       -------
Operating Margin                                                 10          (3)            757           752         1
Credit Costs                                                     --           --              3             4       (25)
                                                                                        -------       -------
Operating Income Before Taxes                                    10          (3)            754           748         1
Income Taxes                                                      9          (5)            279           277         1
                                                                                        -------       -------
OPERATING INCOME                                                 11          (2)            475           471         1
Add Back: Amortization of Intangibles                            (5)         13              55            47         17
                                                                                        -------       -------
CASH OPERATING INCOME                                             9          (1)        $   530         $ 518          2
                                                                                        =======       =======

Average Common Equity                                            (4) %        3  %      $ 2,916       $ 2,836          3  %
Average Managed Assets                                           --          11          18,128        16,351         11
SVA                                                              21          (6)            264           258          2
Cash Return on Common Equity                                    270  bp    (120) bp        24.1 %        24.2 %      (10) bp
Cash Overhead Ratio                                            (200)        200              70            70         --
Compensation Expense as a % of Operating Revenue               (100)        100              32            31        100

REVENUE
    Treasury Services Operating Revenue                           3  %        7  %      $ 1,001         $ 955          5  %
    Investor Services Operating Revenue                           1          (3)          1,184         1,215         (3)
    Institutional Trust Services Operating Revenue               (3)         12             533           464         15
   Other                                                         20          20              15            16         (6)
                                                                                        -------       -------
    Total Treasury & Securities Services Operating Revenue        1           3         $ 2,733       $ 2,650          3
                                                              ---------------------     =======       =======      -----------

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
JPMORGAN PARTNERS
FINANCIAL HIGHLIGHTS
(IN MILLIONS, EXCEPT RATIOS)





                                                  3QTR      2QTR       1QTR        4QTR       3QTR
                                                  2001      2001       2001        2000       2000
                                                --------  --------    --------    --------   --------
OPERATING INCOME STATEMENT
REVENUE:
Private Equity Realized Gains (Losses)          $   203   $   (60)    $   412     $   372    $   652
Private Equity Unrealized Gains (Losses)           (306)     (766)       (280)       (465)      (672)
Net Interest Income                                 (87)      (81)        (84)        (94)       (92)
Fees and Other Revenue                               11        15          12          51         39
                                                -------   -------     -------     -------    -------
      TOTAL OPERATING REVENUE                      (179)     (892)         60        (136)       (73)

EXPENSES:
Compensation Costs                                   33        33          42          28         45
Noncompensation Costs (Excluding Intangibles)        30        35          51          50         68
                                                -------   -------     -------     -------    -------
     TOTAL CASH EXPENSES                             63        68          93          78        113
Amortization of Intangibles                           7         7           6           7          7
                                                -------   -------     -------     -------    -------
     TOTAL OPERATING EXPENSES                        70        75          99          85        120
                                                -------   -------     -------     -------    -------
Operating Margin                                   (249)     (967)        (39)       (221)      (193)
Credit Costs                                          -         -           -           -          -
                                                -------   -------     -------     -------    -------
Operating Income Before Taxes                      (249)     (967)        (39)       (221)      (193)
Income Taxes                                        (89)     (340)        (16)        (79)       (70)
                                                -------   -------     -------     -------    -------
OPERATING INCOME                                   (160)     (627)        (23)       (142)      (123)
Add Back: Amortization of Intangibles                 5         5           6           5          5
                                                -------   -------     -------     -------    -------
CASH OPERATING INCOME                           $  (155)  $  (622)    $   (17)    $  (137)   $  (118)
                                                =======   =======     =======     =======    =======

Average Common Equity                           $ 5,989   $ 6,493     $ 7,015     $ 7,454    $ 7,639
Average Managed Assets                           10,744    11,681      13,156      12,961     13,799
Cash Return on Common Equity                         NM        NM          NM          NM         NM
SVA                                                (383)     (867)       (281)       (421)      (411)


                                                -------------------                           ------------

                                                    3QTR 2001                                   YTD 2001
                                                   OVER (UNDER)             YEAR TO DATE       OVER (UNDER)
                                                ------------------   ----------------------   ------------
                                                2Q 2001    3Q 2000     2001        2000           2000
                                                -------    -------   --------    ----------   ------------
OPERATING INCOME STATEMENT
REVENUE:
Private Equity Realized Gains (Losses)            NM        (69) %   $   555     $ 1,669          (67) %
Private Equity Unrealized Gains (Losses)          60 %       54       (1,352)       (588)          NM
Net Interest Income                               (7)         5         (252)       (215)         (17)
Fees and Other Revenue                           (27)       (72)          38          59          (36)
                                                                     -------     -------
      TOTAL OPERATING REVENUE                     80         NM       (1,011)        925           NM

EXPENSES:
Compensation Costs                                --        (27)         108         136          (21)
Noncompensation Costs (Excluding Intangibles)    (14)       (56)         116         176          (34)
                                                                     -------     -------
     TOTAL CASH EXPENSES                          (7)       (44)         224         312          (28)
Amortization of Intangibles                       --         --           20          14           43
                                                                     -------     -------
     TOTAL OPERATING EXPENSES                     (7)       (42)         244         326          (25)
                                                                     -------     -------
Operating Margin                                  74        (29)      (1,255)        599           NM
Credit Costs                                      NM         NM            -           -           NM
                                                                     -------     -------
Operating Income Before Taxes                     74        (29)      (1,255)        599           NM
Income Taxes                                      NM         NM         (445)        203           NM
                                                                     -------     -------
OPERATING INCOME                                  74        (30)        (810)        396           NM
Add Back: Amortization of Intangibles             --         --           16          10           60
                                                                     -------     -------
CASH OPERATING INCOME                             75        (31)     $  (794)    $  406           NM
                                                                     =======     =======

Average Common Equity                             (8) %     (22) %   $ 6,495     $ 7,541          (14) %
Average Managed Assets                            (8)       (22)      11,852      13,439          (12)
Cash Return on Common Equity                      --         --           NM         6.9  %        --
SVA                                               56          7       (1,531)       (456)          NM
                                                ------------------                            ------------

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
JPMORGAN PARTNERS
INVESTMENT PORTFOLIO - PRIVATE AND PUBLIC SECURITIES
(IN MILLIONS, EXCEPT RATIOS)

                                                                                                       -----------------------------
                                                                                                               SEP 30, 2001
                                                                                                         ------------------------
                                                                                                               OVER (UNDER)
                                                 SEP 30TH   JUN 30TH   MAR 31ST   DEC 31ST   SEP 30TH    ------------------------
                                                   2001       2001       2001       2000       2000      JUN 30, 01    SEP 30, 00
                                                 --------   --------   --------   --------   --------    ----------    ----------
PORTFOLIO INFORMATION
---------------------
Public Securities (169 companies) (a)
     Carrying Value                              $ 1,149    $ 1,680    $ 1,611    $ 1,859    $ 2,486          (32) %        (54) %
     Cost                                            829        974      1,018        967        999          (15)          (17)

Private Direct Securities (927 companies) (a)
     Carrying Value                                6,371      6,089      7,144      7,538      6,873            5            (7)
     Cost                                          7,322      6,998      7,318      7,480      6,762            5             8

Private Fund Investments (344 funds) (a)
     Carrying Value                                2,108      2,086      2,122      2,362      2,575            1           (18)
     Cost                                          2,217      2,201      2,141      2,379      2,588            1           (14)
                                                 -------    -------    -------    -------    -------      -------       -------

Total Investment Portfolio - Carrying Value      $ 9,628    $ 9,855    $10,877    $11,759    $11,934           (2)          (19)
                                                 =======    =======    =======    =======    =======
Total Investment Portfolio - Cost                $10,368    $10,173    $10,477    $10,826    $10,349            2            --
                                                 =======    =======    =======    =======    =======   -----------------------------


================================================================================

PUBLIC SECURITIES INVESTMENTS AT SEPTEMBER 30, 2001

                                                                                                     QUOTED
                                                                                                     PUBLIC
                                                                  SYMBOL            SHARES           VALUE             COST
                                                                ----------        ----------     ------------     --------------
TRITON PCS HOLDING, INC.                                          TPCS                  20.2       $      769       $       89
TELECORP PCS                                                      TLCP                  11.4              126                8
AMERICAN TOWER CORP.                                              AMT                    5.8               81               18
WESCO INTERNATIONAL, INC.                                         WCC                    4.4               23               47
GUITAR CENTER INC.                                                GTRC                   4.7               56               50
FISHER SCIENTIFIC INTERNATIONAL                                   FSH                    3.0               74               27
ENCORE ACQUISITION COMPANY                                        EAC                    6.4               97               44
PACKAGING CORP OF AMERICA                                         PKG                    3.9               60               18
1-800 FLOWERS.COM                                                 FLWS                   4.1               49               15
CROWN MEDIA HOLDINGS INC.                                         CRWN                   2.7               28               40
                                                                                                   ----------       ----------
     TOP TEN PUBLIC SECURITIES                                                                     $    1,363       $      356
Other Public Securities (159 companies)                                                                   307              473
                                                                                                   ----------       ----------
     TOTAL PUBLIC SECURITIES (169 companies)                                                       $    1,670       $      829
                                                                                                   ==========       ==========


(a) Total number of companies/funds are as of September 30, 2001.

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
RETAIL & MIDDLE MARKET FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(IN MILLIONS, EXCEPT RATIOS)





                                                             3QTR           2QTR           1QTR            4QTR           3QTR
                                                             2001           2001           2001            2000           2000
                                                          ---------      ---------      ---------       ---------      ---------
OPERATING INCOME STATEMENT
--------------------------
REVENUE:
Net Interest Income                                       $   1,777      $   1,715      $   1,632       $   1,588      $   1,628
Fees and Commissions                                            774            766            699             720            676
Securities Gains                                                  1             --            316             151             65
All Other Revenue                                               230            194            (66)            136            254
                                                          ---------      ---------      ---------       ---------      ---------
     TOTAL OPERATING REVENUE                                  2,782          2,675          2,581           2,595          2,623

EXPENSES:
Compensation Costs                                              626            604            573             560            552
Noncompensation Costs (Excluding Intangibles)                   756            751            732             793            747
                                                          ---------      ---------      ---------       ---------      ---------
     TOTAL CASH EXPENSES                                      1,382          1,355          1,305           1,353          1,299
Amortization of Intangibles                                      45             45             45              48             50
                                                          ---------      ---------      ---------       ---------      ---------
     TOTAL OPERATING EXPENSES                                 1,427          1,400          1,350           1,401          1,349
                                                          ---------      ---------      ---------       ---------      ---------
Operating Margin                                              1,355          1,275          1,231           1,194          1,274
Credit Costs                                                    712            609            564             520            502
                                                          ---------      ---------      ---------       ---------      ---------
Operating Income Before Taxes                                   643            666            667             674            772
Income Taxes                                                    245            258            261             261            300
                                                          ---------      ---------      ---------       ---------      ---------
OPERATING INCOME                                                398            408            406             413            472
Add Back: Amortization of Intangibles                            41             43             43              46             47
                                                          ---------      ---------      ---------       ---------      ---------
CASH OPERATING INCOME                                     $     439      $     451      $     449       $     459      $     519
                                                          =========      =========      =========       =========      =========

Average Common Equity                                     $   8,739      $   8,497      $   8,239       $   8,360      $   8,323
Average Managed Assets                                      167,160        166,887        158,955         153,606        149,823
SVA                                                             172            193            201             202            263
Cash Return on Common Equity                                   19.8 %         21.1 %         21.9 %          21.6 %         24.6 %
Cash Overhead Ratio                                              50             51             51              52             50
Compensation Expense as a % of Operating Revenue                 23             23             22              22             21

RETAIL & MIDDLE MARKET FINANCIAL SERVICES' BUSINESSES
-----------------------------------------------------
CARDMEMBER SERVICES:
Operating Revenues                                        $   1,135      $   1,058      $     987       $     995      $     971
Cash Operating Earnings                                         149            133            116             147            146

HOME FINANCE:
Operating Revenues                                        $     448      $     394      $     344       $     330      $     351
Cash Operating Earnings                                         114             90             84              74             95

REGIONAL BANKING:
Operating Revenues                                        $     737      $     759      $     777       $     784      $     793
Cash Operating Earnings                                         120            130            144             128            143

MIDDLE MARKET:
Operating Revenues                                        $     298      $     298      $     311       $     301      $     314
Cash Operating Earnings                                          77             72             85              77             88

AUTO FINANCE:
Operating Revenues                                        $     136      $     133      $     110       $     106      $     102
Cash Operating Earnings                                          31             35             22              22             22


                                                       -------------------------------                              ----------------

                                                                3QTR 2001                                              YTD 2001
                                                               OVER (UNDER)                   YEAR TO DATE           OVER (UNDER)
                                                        -------------------------       ------------------------     ------------
                                                         2Q 2001         3Q 2000           2001           2000           2000
                                                        ---------       ---------       ---------      ---------     ------------
OPERATING INCOME STATEMENT
--------------------------
REVENUE:
Net Interest Income                                             4  %            9  %    $   5,124      $   4,745              8  %
Fees and Commissions                                            1              14           2,239          1,984             13
Securities Gains                                               NM              NM             317            101            214
All Other Revenue                                              19              (9)            358            765            (53)
                                                                                        ---------      ---------
     TOTAL OPERATING REVENUE                                    4               6           8,038          7,595              6

EXPENSES:
Compensation Costs                                              4              13           1,803          1,688              7
Noncompensation Costs (Excluding Intangibles)                   1               1           2,239          2,233             --
                                                                                        ---------      ---------
     TOTAL CASH EXPENSES                                        2               6           4,042          3,921              3
Amortization of Intangibles                                    --             (10)            135            148             (9)
                                                                                        ---------      ---------
     TOTAL OPERATING EXPENSES                                   2               6           4,177          4,069              3
                                                                                        ---------      ---------
Operating Margin                                                6               6           3,861          3,526             10
Credit Costs                                                   17              42           1,885          1,563             21
                                                                                        ---------      ---------
Operating Income Before Taxes                                  (3)            (17)          1,976          1,963              1
Income Taxes                                                   (5)            (18)            764            767             --
                                                                                        ---------      ---------
OPERATING INCOME                                               (2)            (16)          1,212          1,196              1
Add Back: Amortization of Intangibles                          (5)            (13)            127            140             (9)
                                                                                        ---------      ---------
CASH OPERATING INCOME                                          (3)            (15)      $   1,339      $   1,336             --
                                                                                        =========      =========

Average Common Equity                                           3  %            5  %    $   8,493      $   8,621             (1) %
Average Managed Assets                                         --              12         164,364        146,473             12
SVA                                                           (11)            (35)            566            545              4
Cash Return on Common Equity                                 (130) bp        (480) bp        20.9 %         20.4 %           50  bp
Cash Overhead Ratio                                          (100)             --              50             52           (200)
Compensation Expense as a % of Operating Revenue               --             200              22             22             --

RETAIL & MIDDLE MARKET FINANCIAL SERVICES' BUSINESSES
-----------------------------------------------------
CARDMEMBER SERVICES:
Operating Revenues                                              7  %           17  %    $   3,180      $   2,803             13  %
Cash Operating Earnings                                        12               2             398            364              9

HOME FINANCE:
Operating Revenues                                             14              28       $   1,186      $     988             20
Cash Operating Earnings                                        27              20             288            234             23

REGIONAL BANKING:
Operating Revenues                                             (3)             (7)      $   2,273      $   2,344             (3)
Cash Operating Earnings                                        (8)            (16)            394            421             (6)

MIDDLE MARKET:
Operating Revenues                                             --              (5)      $     907      $     930             (2)
Cash Operating Earnings                                         7             (13)            234            246             (5)

AUTO FINANCE:
Operating Revenues                                              2              33       $     379      $     226             68
Cash Operating Earnings                                       (11)             41              88             17             NM
                                                       -------------------------------                              ----------------


Note: Prior periods have been restated to conform with current methodologies.

                                                  [J.P. MORGAN CHASE & CO. LOGO]






                               SUPPLEMENTAL DETAIL

                                                       [J.P. MORGAN CHASE LOGO]


J.P. MORGAN CHASE & CO.
 NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS (IN MILLIONS)




                                                                 3QTR        2QTR          1QTR          4QTR        3QTR
                                                                 2001        2001          2001          2000        2000
                                                               -------      -------      -------       -------      -------
NONINTEREST REVENUE
INVESTMENT BANKING FEES:
   Advisory                                                    $   329      $   308      $   340       $   407      $   362
   Underwriting and Other Fees                                     482          621          601           644          651
                                                               -------      -------      -------       -------      -------
   TOTAL                                                       $   811      $   929      $   941       $ 1,051      $ 1,013
                                                               =======      =======      =======       =======      =======

TRADING-RELATED REVENUE: (a)
   Equities                                                    $   251      $   450      $   505       $   262      $   471
   Fixed Income and Other                                        1,363        1,144        1,662         1,152        1,161
                                                               -------      -------      -------       -------      -------
   TOTAL                                                       $ 1,614      $ 1,594      $ 2,167       $ 1,414      $ 1,632
                                                               =======      =======      =======       =======      =======

FEES AND COMMISSIONS:
   Investment Management, Custody and Processing Services      $   918      $   943      $   974       $ 1,008      $   963
   Credit Card Revenue                                             548          465          433           460          471
   Brokerage and Investment Services                               268          308          363           343          313
   Mortgage Servicing Fees, Net of Amortization and
   Writedowns                                                        9           75         (233)           21          139
   Other Lending-Related Service Fees                              125          122          130           143          143
   Deposit Service Charges                                         262          258          226           238          221
   Other Fees                                                      201          217          172           174          177
                                                               -------      -------      -------       -------      -------
   TOTAL                                                       $ 2,331      $ 2,388      $ 2,065       $ 2,387      $ 2,427
                                                               =======      =======      =======       =======      =======

OTHER REVENUE:
   Residential Mortgage Origination/Sales Activities           $   151      $   146      $    99       $    59      $    81
   Gains on Sales of Nonstrategic Assets                          --           --           --           1,226           50
   Loss on Economic Hedge of the Flemings Purchase Price (b)      --           --           --            --            (35)
   All Other Revenue                                                61          128          147           197          319
                                                               -------      -------      -------       -------      -------
   TOTAL                                                       $   212      $   274      $   246       $ 1,482      $   415
                                                               =======      =======      =======       =======      =======

NONINTEREST EXPENSE
OTHER EXPENSE:
Professional Services                                          $   267      $   288      $   295       $   365      $   275
Outside Services                                                   181          166          166           171          161
Marketing                                                          137          144          141           173          161
Travel and Entertainment                                           116          137          122           143          115
All Other                                                          291          312          338           375          299
                                                               -------      -------      -------       -------      -------
TOTAL                                                          $   992      $ 1,047      $ 1,062       $ 1,227      $ 1,011
                                                               =======      =======      =======       =======      =======



                                                                     3QTR 2001                                         YTD 2001
                                                                    OVER (UNDER)             YEAR TO DATE            OVER (UNDER)
                                                               -------------------       ---------------------       -----------
                                                               2Q 2001     3Q 2000         2001         2000             2000
                                                               -------     -------       -------       -------       -----------
NONINTEREST REVENUE
INVESTMENT BANKING FEES:
   Advisory                                                          7  %       (9) %    $   977       $ 1,116               (12)  %
   Underwriting and Other Fees                                     (22)        (26)        1,704         2,195               (22)
                                                                                         -------       -------
   TOTAL                                                           (13)        (20)      $ 2,681       $ 3,311               (19)
                                                                                         =======       =======

TRADING-RELATED REVENUE: (A)
   Equities                                                        (44)        (47)      $ 1,206       $ 1,535               (21)
   Fixed Income and Other                                           19          17         4,169         4,193                (1)
                                                                                         -------       -------
   TOTAL                                                             1          (1)      $ 5,375       $ 5,728                (6)
                                                                                         =======       =======

FEES AND COMMISSIONS:
   Investment Management, Custody and Processing Services           (3)         (5)      $ 2,835       $ 2,620                 8
   Credit Card Revenue                                              18          16         1,446         1,311                10
   Brokerage and Investment Services                               (13)        (14)          939           885                 6
   Mortgage Servicing Fees, Net of Amortization and
Writedowns                                                         (88)        (94)         (149)          420                NM
   Other Lending-Related Service Fees                                2         (13)          377           447               (16)
   Deposit Service Charges                                           2          19           746           668                12
   Other Fees                                                       (7)         14           590           491                20
                                                                                         -------       -------
   TOTAL                                                            (2)         (4)      $ 6,784       $ 6,842                (1)
                                                                                         =======       =======

OTHER REVENUE:
   Residential Mortgage Origination/Sales Activities                 3          86       $   396       $   166               139
   Gains on Sales of Nonstrategic Assets                            NM          NM            --            50                NM
   Loss on Economic Hedge of the Flemings Purchase Price (b)        NM          NM            --          (176)               NM
   All Other Revenue                                               (52)        (81)          336           767               (56)
                                                                                         -------       -------
   TOTAL                                                           (23)        (49)      $   732       $   807                (9)
                                                                                         =======       =======

NONINTEREST EXPENSE
OTHER EXPENSE:
Professional Services                                               (7)         (3)      $   850       $   838                 1
Outside Services                                                     9          12           513           477                 8
Marketing                                                           (5)        (15)          422           422               --
Travel and Entertainment                                           (15)          1           375           347                 8
All Other                                                           (7)         (3)          941         1,058               (11)
                                                                                         -------       -------
TOTAL                                                               (5)         (2)      $ 3,101       $ 3,142                (1)
                                                                                         =======       =======


(a)   Includes trading-related net interest income.

(b) Loss is the result of the economic hedge of the purchase price of Flemings prior to its acquisition.

                                                       [J.P. MORGAN CHASE LOGO]


J.P. MORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEET
 (IN MILLIONS)






                                                            SEP 30TH      JUN 30TH      MAR 31ST      DEC 31ST       SEP 30TH
                                                              2001           2001          2001          2000          2000
                                                            --------      --------      --------      --------       --------
ASSETS
Cash and Due from Banks                                     $ 22,299      $ 24,219      $ 22,371      $ 23,972       $ 20,284
Deposits with Banks                                            9,341        11,903         7,979         8,333          8,669
Federal Funds Sold and Securities
   Purchased Under Resale Agreements                          78,997        61,308        71,147        69,474         69,413
Securities Borrowed                                           37,499        38,296        37,264        32,371         36,424
Trading Assets:
   Debt and Equity Instruments                               165,143       139,135       138,270       139,249        140,992
   Derivative Receivables                                     85,407        68,910        78,907        76,373         67,028
Securities                                                    66,468        68,488        69,731        73,695         71,282
Loans (Net of Allowance for Loan Losses)                     219,411       216,245       213,116       212,385        214,496
Goodwill and Other Intangibles                                14,683        16,224        15,351        15,833         15,678
Private Equity Investments                                     9,628         9,855        10,877        11,428         11,502
Other Assets                                                  90,424        58,119        48,611        52,235         51,729
                                                           ---------     ---------     ---------     ---------      ---------
TOTAL ASSETS                                               $ 799,300     $ 712,702     $ 713,624     $ 715,348      $ 707,497
                                                           =========     =========     =========     =========      =========

LIABILITIES
Deposits:
   Noninterest-Bearing                                      $ 72,734      $ 64,231      $ 59,686      $ 62,713       $ 54,903
   Interest-Bearing                                          208,870       212,573       212,886       216,652        214,882
                                                           ---------     ---------     ---------     ---------      ---------
     Total Deposits                                          281,604       276,804       272,572       279,365        269,785
Federal Funds Purchased and Securities
   Sold Under Repurchase Agreements                          181,775       155,062       145,703       131,738        145,210
Commercial Paper                                              19,299        19,985        16,281        24,851         19,462
Other Borrowed Funds                                          21,941        18,418        28,716        19,840         20,065
Trading Liabilities:
   Debt and Equity Instruments                                58,594        53,571        52,501        52,157         58,972
   Derivative Payables                                        70,817        62,373        73,312        76,517         65,253
Accounts Payable, Accrued Expenses and Other
   Liabilities (Including the Allowance for Credit Losses)    75,231        38,157        33,575        40,754         37,225
Long-Term Debt                                                42,315        40,917        42,609        43,299         45,634
Guaranteed Preferred Beneficial Interests in the Firm's
   Junior Subordinated Deferrable Interest Debentures          4,439         4,439         4,439         3,939          3,939
                                                           ---------     ---------     ---------     ---------      ---------
TOTAL LIABILITIES                                            756,015       669,726       669,708       672,460        665,545

PREFERRED STOCK OF SUBSIDIARY                                    550           550           550           550            550

STOCKHOLDERS' EQUITY
Preferred Stock                                                1,009         1,025         1,362         1,520          1,522
Common Stock                                                   1,993         1,990         1,984         1,940          2,066
Capital Surplus                                               12,244        12,000        11,663        11,598         12,427
Retained Earnings                                             28,021        28,265        28,592        28,096         31,678
Accumulated Other Comprehensive Income (Loss)                    267         (834)         (214)         (241)          (995)
Treasury Stock, at Cost                                        (799)          (20)          (21)         (575)        (5,296)
                                                           ---------     ---------     ---------     ---------      ---------
TOTAL STOCKHOLDERS' EQUITY                                    42,735        42,426        43,366        42,338         41,402
                                                           ---------     ---------     ---------     ---------      ---------
TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY
  AND STOCKHOLDERS' EQUITY                                 $ 799,300     $ 712,702     $ 713,624     $ 715,348      $ 707,497
                                                           =========     =========     =========     =========      =========





                                                                       SEP 30, 2001
                                                                       OVER (UNDER)
                                                                --------------------------
                                                                JUN 30, 01      SEP 30, 00
                                                                ----------      ----------
ASSETS
Cash and Due from Banks                                                 (8)  %          10 %
Deposits with Banks                                                    (22)              8
Federal Funds Sold and Securities
   Purchased Under Resale Agreements                                    29              14
Securities Borrowed                                                     (2)              3
Trading Assets:
   Debt and Equity Instruments                                          19              17
   Derivative Receivables                                               24              27
Securities                                                              (3)             (7)
Loans (Net of Allowance for Loan Losses)                                 1               2
Goodwill and Other Intangibles                                          (9)             (6)
Private Equity Investments                                              (2)            (16)
Other Assets                                                            56              75

TOTAL ASSETS                                                            12              13


LIABILITIES
Deposits:
   Noninterest-Bearing                                                  13              32
   Interest-Bearing                                                    (2)              (3)

     Total Deposits                                                     2                4
Federal Funds Purchased and Securities
   Sold Under Repurchase Agreements                                    17               25
Commercial Paper                                                       (3)              (1)
Other Borrowed Funds                                                   19                9
Trading Liabilities:
   Debt and Equity Instruments                                          9               (1)
   Derivative Payables                                                 14                9
Accounts Payable, Accrued Expenses and Other
   Liabilities (Including the Allowance for Credit Losses)             97              102
Long-Term Debt                                                          3               (7)
Guaranteed Preferred Beneficial Interests in the Firm's
   Junior Subordinated Deferrable Interest Debentures                  --               13

TOTAL LIABILITIES                                                      13               14

PREFERRED STOCK OF SUBSIDIARY                                          --               --

STOCKHOLDERS' EQUITY
Preferred Stock                                                       (2)               (34)
Common Stock                                                           --                (4)
Capital Surplus                                                        2                 (1)
Retained Earnings                                                     (1)               (12)
Accumulated Other Comprehensive Income (Loss)                         NM                 NM
Treasury Stock, at Cost                                               NM                 NM

TOTAL STOCKHOLDERS' EQUITY                                             1                  3

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY
  AND STOCKHOLDERS' EQUITY                                            12                 13


J.P. MORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS

                                                        [J.P. MORGAN CHASE LOGO]
(IN MILLIONS, EXCEPT RATES)





                                                          3QTR             2QTR           1QTR            4QTR            3QTR
                                                          2001             2001           2001            2000            2000
                                                        --------         -------        --------        --------        --------
AVERAGE BALANCES
ASSETS
Deposits with Banks                                     $  8,583        $  9,535        $  7,517        $ 10,209        $  8,258
Federal Funds Sold and Securities Purchased
   Under Resale Agreements                                80,396          86,556          82,836          80,405          79,495
Securities and Trading Assets                            200,161         194,736         200,872         197,636         179,233
Securities Borrowed                                       38,122          38,006          37,261          36,887          37,270
Loans                                                    224,125         217,447         219,133         215,422         213,312
                                                        --------         -------        --------        --------        --------
 Total Interest-Earning Assets                           551,387         546,280         547,619         540,559         517,568
Noninterest-Earning Assets                               185,891         189,488         183,339         163,065         166,717
                                                        --------         -------        --------        --------        --------
TOTAL ASSETS                                            $737,278        $735,768        $730,958        $703,624        $684,285
                                                        ========        ========        ========        ========        ========

LIABILITIES
Interest-Bearing Deposits                               $207,430        $215,987        $216,749        $215,147        $212,918
Federal Funds Purchased and Securities Sold
   Under Repurchase Agreements                           170,708         167,126         152,675         149,237         134,478
Commercial Paper                                          21,307          17,818          17,963          21,889          16,851
Other Borrowings                                          67,218          63,038          70,606          65,071          61,770
Long-Term Debt                                            44,788          45,173          47,445          46,723          47,113
                                                        --------         -------        --------        --------        --------
 Total Interest-Bearing Liabilities                      511,451         509,142         505,438         498,067         473,130
Noninterest Bearing-Liabilities                          182,757         183,118         182,218         163,113         171,764
                                                        --------         -------        --------        --------        --------
TOTAL LIABILITIES                                        694,208         692,260         687,656         661,180         644,894
                                                        ========        ========        ========        ========        ========
PREFERRED STOCK OF SUBSIDIARY                                550             550             550             550             550
                                                        ========        ========        ========        ========        ========
Preferred Stock                                            1,017           1,239           1,487           1,522           1,522
Common Stockholders' Equity                               41,503          41,719          41,265          40,372          37,319
                                                        --------         -------        --------        --------        --------
TOTAL STOCKHOLDERS' EQUITY                                42,520          42,958          42,752          41,894          38,841
                                                        ========        ========        ========        ========        ========
TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY
  AND STOCKHOLDERS' EQUITY                              $737,278        $735,768        $730,958        $703,624        $684,285
                                                        ========        ========        ========        ========        ========

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks                                         4.64  %         4.65  %         7.51  %         7.96  %         8.68  %
Federal Funds Sold and Securities Purchased
   Under Resale Agreements                                  4.19            4.98            5.86            6.27            5.97
Securities and Trading Assets                               5.51            5.90            5.86            6.34            6.58
Securities Borrowed                                         3.17            3.66            5.37            6.80            6.48
Loans                                                       6.54            7.55            8.27            8.66            8.39
 TOTAL INTEREST-EARNING ASSETS                              5.56            6.23            6.81            7.31            7.26

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits                                   3.48            3.94            4.93            5.40            5.17
Federal Funds Purchased and Securities Sold
   Under Repurchase Agreements                              3.81            4.29            5.67            6.22            6.06
Commercial Paper                                            3.53            4.39            5.98            6.21            6.65
Other Borrowings                                            5.31            6.04            5.64            6.37            7.27
Long-Term Debt                                              4.43            5.63            6.36            7.03            7.24
 TOTAL INTEREST-BEARING LIABILITIES                         3.92            4.48            5.43            5.96            5.95
TOTAL INVESTABLE FUNDS                                      3.63            4.17            5.01            5.49            5.44

INTEREST RATE SPREAD                                        1.64%           1.75%           1.38%           1.35%           1.31%
                                                        ========        ========        ========        ========        ========
NET INTEREST MARGIN                                         1.93%           2.06%           1.80%           1.82%           1.82%
                                                        ========        ========        ========        ========        ========
NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS            2.13%           2.22%           1.96%           1.99%           2.01%
                                                        ========        ========        ========        ========        ========





                                                        -----------------------                                      -----------
                                                               3QTR 2001                                               YTD 2001
                                                              OVER (UNDER)                   YEAR TO DATE            OVER (UNDER)
                                                        -----------------------         ------------------------     -----------
                                                         2Q 2001        3Q 2000            2001           2000           2000
                                                        --------        -------         --------       ---------     -----------
AVERAGE BALANCES
ASSETS
Deposits with Banks                                          (10) %           4  %      $  8,549       $   9,133              (6) %
Federal Funds Sold and Securities Purchased
   Under Resale Agreements                                    (7)             1           83,254          78,988               5
Securities and Trading Assets                                  3             12          198,587         172,436              15
Securities Borrowed                                         --                2           37,799          36,234               4
Loans                                                          3              5          220,253         207,496               6
                                                                                        --------       ---------
 Total Interest-Earning Assets                                 1              7          548,442         504,287               9
Noninterest-Earning Assets                                    (2)            12          186,249         163,513              14
                                                                                        --------       ---------
TOTAL ASSETS                                                --                8         $734,691        $667,800              10
                                                                                        ========       =========

LIABILITIES
Interest-Bearing Deposits                                     (4)            (3)        $213,355        $214,164            --
Federal Funds Purchased and Securities Sold
   Under Repurchase Agreements                                 2             27          163,569         128,489              27
Commercial Paper                                              20             26           19,042          16,636              14
Other Borrowings                                               7              9           66,941          57,292              17
Long-Term Debt                                                (1)            (5)          45,792          46,134              (1)
                                                                                        --------       ---------
 Total Interest-Bearing Liabilities                         --                8          508,699         462,715              10
Noninterest Bearing-Liabilities                             --                6          182,699         168,181               9
                                                                                        --------       ---------
TOTAL LIABILITIES                                           --                8          691,398         630,896              10
                                                                                        ========       =========
PREFERRED STOCK OF SUBSIDIARY                               --               --              550             550            --
                                                                                        ========       =========
Preferred Stock                                              (18)           (33)           1,246           1,588             (22)
Common Stockholders' Equity                                   (1)            11           41,497          34,766              19
                                                                                        --------       ---------
TOTAL STOCKHOLDERS' EQUITY                                    (1)             9           42,743          36,354              18
                                                                                        ========       =========
TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY
  AND STOCKHOLDERS' EQUITY                                  --                8         $734,691        $667,800              10
                                                                                        ========       =========

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks                                           (1) bp       (404)  bp        5.48 %          8.31 %          (283) bp
Federal Funds Sold and Securities Purchased
   Under Resale Agreements                                   (79)          (178)            5.01            5.89             (88)
Securities and Trading Assets                                (39)          (107)            5.75            6.59             (84)
Securities Borrowed                                          (49)          (331)            4.05            6.13            (208)
Loans                                                       (101)          (185)            7.44            8.09             (65)
 TOTAL INTEREST-EARNING ASSETS                               (67)          (170)            6.20            7.10             (90)

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits                                    (46)          (169)            4.12            4.94             (82)
Federal Funds Purchased and Securities Sold
   Under Repurchase Agreements                               (48)          (225)            4.55            5.70            (115)
Commercial Paper                                             (86)          (312)            4.56            6.25            (169)
Other Borrowings                                             (73)          (196)            5.66            7.28            (162)
Long-Term Debt                                              (120)          (281)            5.48            6.85            (137)
 TOTAL INTEREST-BEARING LIABILITIES                          (56)          (203)            4.60            5.68            (108)
TOTAL INVESTABLE FUNDS                                       (54)          (181)            4.27            5.21             (94)

INTEREST RATE SPREAD                                         (11)            33             1.60%           1.42%             18
                                                                                        ========       =========
NET INTEREST MARGIN                                          (13)            11             1.93%           1.89%              4
                                                                                        ========       =========
NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS              (9)            12             2.10%           2.08%              2
                                                        -----------------------         ========       =========     ------------

                                                   [J.P. MORGAN CHASE & CO LOGO]

J.P. MORGAN CHASE & CO.
CREDIT-RELATED INFORMATION

(IN MILLIONS, EXCEPT RATIOS)




                                                       SEP 30TH          JUN 30TH        MAR 31ST         DEC 31ST          SEP 30TH
                                                         2001              2001            2001             2000              2000
                                                       --------         --------         --------         --------         --------
CREDIT-RELATED ASSETS
COMMERCIAL LOANS
Domestic Commercial                                    $ 77,712         $ 74,563         $ 73,046         $ 76,207         $ 75,156
Foreign Commercial                                       38,866           38,227           40,171           43,253           49,802
                                                       --------         --------         --------         --------         --------
Total Commercial Loans                                  116,578          112,790          113,217          119,460          124,958
Derivative and FX Contracts                              85,407           68,910           78,907           76,373           67,028
                                                       --------         --------         --------         --------         --------
TOTAL COMMERCIAL CREDIT-RELATED                         201,985          181,700          192,124          195,833          191,986

CONSUMER LOANS
Credit Card - Reported                                   19,255           19,531           19,835           18,495           14,981
Credit Card - Securitizations                            18,724           17,753           16,625           17,871           18,022
                                                       --------         --------         --------         --------         --------
Credit Card - Managed                                    37,979           37,284           36,460           36,366           33,003
1-4 Family Residential Mortgages                         55,160           56,743           54,143           50,302           48,902
Auto Financings                                          24,448           23,322           21,457           19,802           19,921
Other Consumer                                            7,844            7,532            8,136            7,991            9,483
                                                       --------         --------         --------         --------         --------
TOTAL MANAGED CONSUMER LOANS                            125,431          124,881          120,196          114,461          111,309
                                                       --------         --------         --------         --------         --------
TOTAL MANAGED CREDIT-RELATED ASSETS                    $327,416         $306,581         $312,320         $310,294         $303,295
                                                       ========         ========         ========         ========         ========


NONPERFORMING ASSETS AND RATIOS
COMMERCIAL LOANS
Domestic Commercial                                    $  1,438         $  1,528         $  1,209         $    821         $    671
Foreign Commercial                                          580              362              428              613              744
                                                       --------         --------         --------         --------         --------
Total Commercial Loans                                    2,018            1,890            1,637            1,434            1,415
Derivative and FX Contracts                                  46               88              109               37               52
                                                       --------         --------         --------         --------         --------
TOTAL COMMERCIAL CREDIT-RELATED ASSETS                    2,064            1,978            1,746            1,471            1,467

CONSUMER LOANS
Credit Card - Reported                                       23               25               24               26               30
Credit Card - Securitizations                              --               --               --               --               --
                                                       --------         --------         --------         --------         --------
Credit Card - Managed                                        23               25               24               26               30
1-4 Family Residential Mortgages                            273              263              254              269              273
Auto Financings                                             110               97               84               76               80
Other Consumer                                               53               16               15               13               13
                                                       --------         --------         --------         --------         --------
TOTAL CONSUMER LOANS                                        459              401              377              384              396
                                                       --------         --------         --------         --------         --------
TOTAL MANAGED CREDIT-RELATED ASSETS                       2,523            2,379            2,123            1,855            1,863
Assets Acquired in Loan Satisfactions                       123              119              111               68               81
                                                       --------         --------         --------         --------         --------
TOTAL NONPERFORMING ASSETS                             $  2,646  (a)    $  2,498         $  2,234         $  1,923         $  1,944
                                                       ========         ========         ========         ========         ========
TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS                 0.33%            0.35%            0.31%            0.27%            0.27%
                                                       ========         ========         ========         ========         ========
PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL LOANS
Domestic Commercial                                    $     19         $     48         $    114         $     98         $    105
Foreign Commercial                                           44               34             --                  1                1
                                                       --------         --------         --------         --------         --------
TOTAL COMMERCIAL CREDIT-RELATED                              63               82              114               99              106

CONSUMER LOANS
Credit Card - Reported                                      394              326              352              327              266
Credit Card - Securitizations                               348              374              374              387              329
                                                       --------         --------         --------         --------         --------
Credit Card - Managed                                       742              700              726              714              595
1-4 Family Residential Mortgages                           --               --                  3                2                1
Auto Financings                                               1                1                1                1                1
Other Consumer                                               28               66               69               71               64
                                                       --------         --------         --------         --------         --------
TOTAL CONSUMER LOANS                                        771              767              799              788              661
                                                       --------         --------         --------         --------         --------
TOTAL CR.-REL. ACCRUING ASSETS PAST DUE 90 DAYS        $    834         $    849         $    913         $    887         $    767
                                                       ========         ========         ========         ========         ========







                                                             ----------------------------
                                                                     SEP 30, 2001
                                                                     OVER (UNDER)
                                                             ----------------------------
                                                             JUN 30, 01        SEP 30, 00
                                                             ----------       ----------
CREDIT-RELATED ASSETS
COMMERCIAL LOANS
Domestic Commercial                                                   4  %             3  %
Foreign Commercial                                                    2              (22)

Total Commercial Loans                                                3               (7)
Derivative and FX Contracts                                          24               27

TOTAL COMMERCIAL CREDIT-RELATED                                      11                5

CONSUMER LOANS
Credit Card - Reported                                               (1)              29
Credit Card - Securitizations                                         5                4

Credit Card - Managed                                                 2               15
1-4 Family Residential Mortgages                                     (3)              13
Auto Financings                                                       5               23
Other Consumer                                                        4              (17)

TOTAL MANAGED CONSUMER LOANS                                       --                 13

TOTAL MANAGED CREDIT-RELATED ASSETS                                   7                8



NONPERFORMING ASSETS AND RATIOS
COMMERCIAL LOANS
Domestic Commercial                                                  (6)             114
Foreign Commercial                                                   60              (22)

Total Commercial Loans                                                7               43
Derivative and FX Contracts                                         (48)             (12)

TOTAL COMMERCIAL CREDIT-RELATED ASSETS                                4               41

CONSUMER LOANS
Credit Card - Reported                                               (8)             (23)
Credit Card - Securitizations                                        NM               NM

Credit Card - Managed                                                (8)             (23)
1-4 Family Residential Mortgages                                      4             --
Auto Financings                                                      13               38
Other Consumer                                                       NM               NM

TOTAL CONSUMER LOANS                                                 14               16
TOTAL MANAGED CREDIT-RELATED ASSETS                                   6               35
Assets Acquired in Loan Satisfactions                                 3               52

TOTAL NONPERFORMING ASSETS                                            6               36

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS                           (2)  bp           6  bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL LOANS
Domestic Commercial                                                 (60)  %          (82) %
Foreign Commercial                                                   29               NM

TOTAL COMMERCIAL CREDIT-RELATED                                     (23)             (41)

CONSUMER LOANS
Credit Card - Reported                                               21               48
Credit Card - Securitizations                                        (7)               6

Credit Card - Managed                                                 6               25
1-4 Family Residential Mortgages                                     NM             (100)
Auto Financings                                                    --               --
Other Consumer                                                      (58)             (56)

TOTAL CONSUMER LOANS                                                  1               17

TOTAL CR.-REL. ACCRUING ASSETS PAST DUE 90 DAYS                      (2)               9
                                                             ---------------------------


(a) Nonperforming assets have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) aggregating $114 million related to nonperforming counterparties.

                                                        [J.P. MORGAN CHASE LOGO]



J.P. MORGAN CHASE & CO.
CREDIT-RELATED INFORMATION (CONT.)

(IN MILLIONS, EXCEPT RATIOS)





                                          3QTR          2QTR          1QTR          4QTR          3QTR
                                          2001          2001          2001          2000          2000
                                         ------        ------        ------        ------        ------
NET CHARGE-OFFS
COMMERCIAL LOANS
Domestic Commercial                      $  126        $  177        $  126        $   88        $   80
Foreign Commercial                           63            35            22            71             3
                                         ------        ------        ------        ------        ------
TOTAL COMMERCIAL LOANS                      189           212           148           159            83

CONSUMER LOANS
Credit Card - Reported                      264           234           218           172           167
Credit Card - Securitizations               270           273           241           245           236
                                         ------        ------        ------        ------        ------
Credit Card - Managed                       534           507           459           417           403
1-4 Family Residential Mortgages             15             7            10            10             7
Auto Financings                              32            26            29            26            20
Other Consumer                               45            46            42            42            46
                                         ------        ------        ------        ------        ------
TOTAL CONSUMER LOANS                        626           586           540           495           476
FFIEC CONFORMITY                             --            --            --            93           --
                                         ------        ------        ------        ------        ------
TOTAL MANAGED NET CHARGE-OFFS            $  815        $  798        $  688        $  747        $  559
                                         ======        ======        ======        ======        ======


NET CHARGE-OFF RATES - ANNUALIZED
COMMERCIAL LOANS
Domestic Commercial                        0.59  %       0.90  %       0.62  %       0.42  %       0.38  %
Foreign Commercial                         0.79          0.46          0.24          0.77          0.03
TOTAL COMMERCIAL LOANS                     0.65          0.77          0.50          0.53          0.27

CONSUMER LOANS
Credit Card - Reported                     5.47          4.69          4.44          4.27          5.06
Credit Card - Securitizations              5.82          6.55          5.77          5.40          4.94
Credit Card - Managed                      5.64          5.54          5.05          4.86          4.99
1-4 Family Residential Mortgages           0.10          0.05          0.08          0.08          0.06
Auto Financings                            0.53          0.46          0.56          0.51          0.41
Other Consumer                             2.33          2.30          1.91          1.73          1.94
TOTAL CONSUMER LOANS                       1.96          1.89          1.83          1.74          1.72
TOTAL MANAGED NET CHARGE-OFF RATES         1.33          1.37          1.17          1.28          0.96

ALLOWANCE FOR LOAN LOSSES AND RATIOS
Allowance for Loan Losses (a)           $ 3,874       $ 3,673       $ 3,672       $ 3,665       $ 3,749
To Total Loans                             1.74  %       1.67  %       1.69  %       1.70  %       1.72  %
To Total Nonperforming Loans                156           160           182           202           207
To Total Nonperforming Assets               146           147           164           191           193


SELECTED COUNTRY TOTAL EXPOSURE (a)
(IN BILLIONS)
Argentina                                  $0.9  (b)   $  1.4       $   1.8       $   1.4           N/A
Brazil                                      3.2  (b)      2.8           1.9           2.4           N/A
Turkey                                      0.2  (b)      0.2           0.3           0.7           N/A




                                          ----------------------                                 ------------
                                                3QTR 2001                                          YTD 2001
                                               OVER (UNDER)                YEAR TO DATE          OVER (UNDER)
                                          ----------------------        --------------------     -----------
                                          2Q 2001        3Q 2000          2001          2000           2000
                                          -------        -------        ------       -------     -----------
NET CHARGE-OFFS
COMMERCIAL LOANS
Domestic Commercial                           (29)  %         58  %      $  429        $  202             112   %
Foreign Commercial                             80             NM            120            39             208
                                                                        -------       --------
TOTAL COMMERCIAL LOANS                        (11)           128            549           241             128

CONSUMER LOANS
Credit Card - Reported                         13             58            716            521             37
Credit Card - Securitizations                  (1)            14            784            732              7
                                                                        -------       --------
Credit Card - Managed                           5             33          1,500          1,253             20
1-4 Family Residential Mortgages              114            114             32             26             23
Auto Financings                                23             60             87             63             38
Other Consumer                                 (2)            (2)           133            140             (5)
                                                                        -------       --------
TOTAL CONSUMER LOANS                            7             32          1,752          1,482             18
FFIEC CONFORMITY                               NM             NM             --            --              NM
                                                                        -------       --------
TOTAL MANAGED NET CHARGE-OFFS                   2             46         $2,301        $ 1,723             34
                                                                        =======        =======


NET CHARGE-OFF RATES - ANNUALIZED
COMMERCIAL LOANS
Domestic Commercial                           (31) bp         21 bp        0.70 %         0.32  %          38  bp
Foreign Commercial                             33             76           0.49           0.15             34
TOTAL COMMERCIAL LOANS                        (12)            38           0.64           0.27             37

CONSUMER LOANS
Credit Card - Reported                         78             41           4.88           5.28            (40)
Credit Card - Securitizations                 (73)            88           6.06           5.15             91
Credit Card - Managed                          10             65           5.43           5.20             23
1-4 Family Residential Mortgages                5              4           0.08           0.07              1
Auto Financings                                 7             12           0.52           0.44              8
Other Consumer                                  3             39           2.18           1.90             28
TOTAL CONSUMER LOANS                            7             24           1.90           1.84              6
TOTAL MANAGED NET CHARGE-OFF RATES             (4)            37           1.30           1.02             28

ALLOWANCE FOR LOAN LOSSES AND RATIOS
Allowance for Loan Losses (a)                   5    %         3   %
To Total Loans                                  7   bp         2   bp
To Total Nonperforming Loans                 (400)            NM
To Total Nonperforming Assets                (100)            NM


SELECTED COUNTRY TOTAL EXPOSURE (a)
(IN BILLIONS)
Argentina                                     (36)    %      N/A
Brazil                                         14            N/A
Turkey                                          -            N/A
                                          ----------------------                                 ------------




(a) Represents period end balances for each respective quarter.

(b) Estimated

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
CAPITAL



                                                            3QTR            2QTR            1QTR            4QTR            3QTR
                                                            2001            2001            2001            2000            2000
                                                          ---------       ---------       ---------       ---------       ---------

SOURCES AND USES OF TIER 1 CAPITAL
----------------------------------
(IN BILLIONS)
 SOURCES OF FREE CASH FLOW
   Cash Operating Earnings Less Dividends                 $     0.5 (a)   $     0.2       $     0.9       $     0.3       $     1.0
    Plus: Preferred Stock and Equivalents/Other Items          (0.6)(a)        (0.7)            0.2            (0.1)            0.2
    Less: Capital for Internal Asset Growth                    (1.1)(a)        (0.5)           (0.5)            1.3              --
                                                          ---------       ---------       ---------       ---------       ---------
 TOTAL SOURCES OF FREE CASH FLOW                          $    (1.2)      $    (1.0)      $     0.6       $     1.5       $     1.2
                                                          =========       =========       =========       =========       =========

 USES OF FREE CASH FLOW
    Increases (Decreases) in Capital Ratios               $    (1.7)(a)   $    (0.7)      $     1.2       $     1.6       $    (1.9)
    Acquisitions                                                 -- (a)          --             0.1              --             6.8
    Repurchases Net of Stock Issuances                          0.5 (a)        (0.3)           (0.7)           (0.1)           (3.7)
                                                          ---------       ---------       ---------       ---------       ---------
 TOTAL USES OF FREE CASH FLOW                             $    (1.2)      $    (1.0)      $     0.6       $     1.5       $     1.2
                                                          =========       =========       =========       =========       =========


COMMON SHARES OUTSTANDING
-------------------------
(IN MILLIONS)
 Basic Weighted-Average Shares Outstanding                  1,975.3         1,978.4         1,966.6         1,924.8         1,893.3
 Diluted Weighted-Average Shares Outstanding                2,020.9         2,033.6         2,032.2         2,007.1         1,983.4
 Common Shares Outstanding - at Period End                  1,972.9         1,989.2         1,984.2         1,928.5         1,901.1

 CASH DIVIDENDS DECLARED PER SHARE                        $    0.34       $    0.34       $    0.34       $    0.32       $    0.32
 BOOK VALUE PER SHARE                                         21.15           20.81           21.17           21.17           20.98

SHARE PRICE
-----------
   High                                                   $   46.01       $   50.60       $   59.19       $   48.13       $   58.38
   Low                                                        29.04           39.21           37.58           32.38           44.56
   Close                                                      34.15           44.60           44.90           45.44           46.19


CAPITAL RATIOS
--------------
Tier I Capital Ratio                                            8.2%(a)         8.7%            8.7%            8.5%            8.1%
Total Capital Ratio                                            11.6 (a)        12.2            12.3            12.0            11.7
Tier I Leverage                                                 5.3 (a)         5.4             5.4             5.4             5.6



                                                           ----------------------                                     ------------
                                                                  3QTR 2001                                             YTD 2001
                                                                 OVER (UNDER)               YEAR TO DATE              OVER (UNDER)
                                                           ----------------------    ---------------------------      ------------
                                                            2Q 2001      3Q 2000       2001              2000             2000
                                                           ---------    ---------    ---------         ---------      ------------

SOURCES AND USES OF TIER 1 CAPITAL
----------------------------------
(IN BILLIONS)
 SOURCES OF FREE CASH FLOW
   Cash Operating Earnings Less Dividends                       150%       (50)%     $     1.6 (a)     $     3.7          (57)%
    Plus: Preferred Stock and Equivalents/Other Items           (14)        NM            (1.1)(a)          (0.1)          NM
    Less: Capital for Internal Asset Growth                     120         NM            (2.1)(a)          (1.2)          75
                                                                                     ---------         ---------
 TOTAL SOURCES OF FREE CASH FLOW                                 20         NM       $    (1.6)        $     2.4           NM
                                                                                     =========         =========

 USES OF FREE CASH FLOW
    Increases (Decreases) in Capital Ratios                     143        (11)      $    (1.2)(a)     $    (1.6)         (25)
    Acquisitions                                                 NM         NM             0.1 (a)           6.8          (99)
    Repurchases Net of Stock Issuances                           NM         NM            (0.5)(a)          (2.8)         (82)
                                                                                     ---------         ---------
 TOTAL USES OF FREE CASH FLOW                                    20         NM       $    (1.6)        $     2.4           NM
                                                                                     =========         =========


COMMON SHARES OUTSTANDING
-------------------------
(IN MILLIONS)
 Basic Weighted-Average Shares Outstanding                       --          4         1,973.5           1,870.7            5
 Diluted Weighted-Average Shares Outstanding                     (1)         2         2,028.9           1,955.8            4
 Common Shares Outstanding - at Period End                       (1)         4         1,972.9           1,901.1            4

 CASH DIVIDENDS DECLARED PER SHARE                               --          6       $    1.02         $    0.96            6
 BOOK VALUE PER SHARE                                             2          1

SHARE PRICE
-----------
   High                                                          (9)       (21)      $   59.19         $   67.17          (12)
   Low                                                          (26)       (35)          29.04             44.13          (34)
   Close                                                        (23)       (26)          34.15             46.19          (26)
                                                                                                                      ------------

CAPITAL RATIOS
--------------
Tier I Capital Ratio                                            (50)bp      10 bp
Total Capital Ratio                                             (60)       (10)
Tier I Leverage                                                 (10)       (30)
                                                           ----------------------


(a) Estimated

J.P. MORGAN CHASE & CO.                           [J.P. MORGAN CHASE & CO. LOGO]
Glossary of Terms


AVERAGE MANAGED ASSETS: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

CASH OPERATING EARNINGS: Operating earnings excluding the impact of the amortization of intangibles.

CASH OVERHEAD RATIO: Noninterest expense, excluding amortization of intangibles, as a percentage of the total of net interest income and noninterest revenue (excluding merger and restructuring costs and special items).

CORPORATE AND SUPPORT UNITS: Includes LabMorgan and the effects remaining at the corporate level after the implementation of management accounting policies.

JPMORGAN PARTNERS ("JPMP"): JPMorgan Chase's private equity business. Public securities held by JPMP are marked-to-market at the quoted public value less liquidity discounts, with the resulting unrealized gains/losses included in the income statement. JPMP's valuation policy for public securities incorporates the use of liquidity discounts and price averaging methodologies in certain circumstances to take into account the fact that JPMP cannot immediately realize the quoted public values as a result of the regulatory, corporate and contractual sales restrictions generally imposed on these holdings. Private investments are initially carried at cost, which is viewed as an approximation of fair value. The carrying value of private investments is adjusted to reflect valuation changes resulting from unaffiliated party transactions and for evidence of a decline in value.

LINES OF BUSINESS RESULTS - All periods are on a comparable basis, although restatements will occur in the future periods to reflect further alignment of management accounting policies.

MANAGED CREDIT CARD RECEIVABLES OR MANAGED BASIS: JPMorgan Chase uses this terminology to refer to its credit card receivables on the balance sheet plus securitized credit card receivables.

MARK-TO-MARKET EXPOSURE: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for JPMorgan Chase. When the mark-to-market is negative, JPMorgan Chase owes the counterparty. In this situation, JPMorgan Chase does not have repayment risk.

N/A: Not available

NM: Not meaningful

NONCOMPENSATION EXPENSE: Includes total operating expenses less compensation expense and amortization of intangibles.


OPERATING BASIS OR OPERATING EARNINGS: Reported results excluding the impact of credit card securitizations, merger and restructuring costs, and special items.

OTHER CONSUMER LOANS: Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured lines of credit and foreign consumer.

OVERHEAD RATIO: Noninterest expense as a percentage of the total of net interest income and noninterest revenue (excluding merger and restructuring costs and special items).

PRO FORMA RESULTS: Assumes that the purchase of Robert Fleming Holdings Limited ("Flemings") occurred at the beginning of 2000 and primarily affected Investment Bank, Investment Management & Private Banking and total consolidated results.

REPORTED BASIS: Net Income for the nine months of 2001 includes the cumulative effect of a transition adjustment of $(25) million, net of taxes, related to the adoption of Statement of Financial Accounting Standards ("SFAS") 133, relating to the accounting for derivative instruments and hedging activities. The impact on each of basic and diluted earnings per share was $(0.01).

SHAREHOLDER VALUE ADDED ("SVA"): SVA is JPMorgan Chase's primary performance measure of its businesses. SVA represents operating earnings excluding the amortization of goodwill and certain other intangibles (i.e., cash operating earnings) minus preferred dividends and an explicit charge for capital. A new framework for capital allocation and for business performance measurement was adopted during the first quarter of 2001. The SVA framework now utilizes a 12% cost of equity capital for each business, with the exception of JPMP which is charged a 15% cost of equity capital. All periods prior to the first quarter of 2001 have been restated.

SPECIAL ITEMS: Includes merger and restructuring costs and special items.

TRADING-RELATED REVENUE: Includes net interest income ("NII") attributable to trading activities. Trading-related NII has been restated in the prior periods to conform to the current presentation which began in the second quarter of 2001.

UNAUDITED: The financial statements and information included throughout this document are unaudited.